CSMC 2007-C3          COLLATERAL AND STRUCTURAL TERM SHEET          JUNE 8, 2007

                                 CMBS NEW ISSUE

                                  CSMC 2007-C3

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $2,406,243,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2007-C3

                             [COLUMN FINANCIAL LOGO]
                             A CREDIT SUISSE COMPANY

                                [KeyBank(R) LOGO]

                                  CREDIT SUISSE

KEYBANC CAPITAL MARKETS   RBS GREENWICH CAPITAL   BANC OF AMERICA SECURITIES LLC

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

I.   TRANSACTION OFFERING (1)

                           INITIAL       APPROXIMATE                                  ASSUMED
                          PRINCIPAL      % OF TOTAL                                   WEIGHTED
                           BALANCE         INITIAL     APPROXIMATE      INITIAL       AVERAGE
          EXPECTED       OR NOTIONAL      PRINCIPAL       CREDIT     PASS-THROUGH       LIFE        EXPECTED
CLASS   RATINGS (2)        AMOUNT          BALANCE       SUPPORT        RATE (3)    (YEARS) (4)   MATURITY (4)
-----   -----------   ----------------   -----------   -----------   ------------   -----------   ------------
OFFERED CERTIFICATES:
 A-1      Aaa/AAA     $   25,000,000         0.93%        30.00%           %            2.7          11/11
 A-2      Aaa/AAA     $  392,000,000        14.60%        30.00%           %            4.8          06/12
 A-3      Aaa/AAA     $   48,588,000         1.81%        30.00%           %            6.9          07/14
A-AB      Aaa/AAA     $   61,628,000         2.30%        30.00%           %            7.3          11/16
 A-4      Aaa/AAA     $  643,000,000        23.95%        30.00%           %            9.7          05/17
A-1-A     Aaa/AAA     $  709,137,000        26.41%        30.00%           %            8.9          05/17
 A-M      Aaa/AAA     $  268,479,000        10.00%        20.00%           %            9.9          05/17
 A-J      Aaa/AAA     $  201,359,000         7.50%        12.50%           %            9.9          05/17
  B       Aa1/AA+     $   16,780,000         0.63%        11.88%           %            9.9          05/17
  C       Aa2/AA      $   40,272,000         1.50%        10.38%           %            9.9          06/17
 A-SP     Aaa/AAA                   (6)       N/A           N/A            %                          N/A
NON-OFFERED CERTIFICATES (7):
  D       Aa3/AA-     $   26,847,000         1.00%         9.38%           %           10.0          06/17
  E        A1/A+      $   20,136,000         0.75%         8.63%           %           10.0          06/17
  F        A2/A       $   23,492,000         0.88%         7.75%           %           10.0          06/17
  G        A3/A-      $   30,204,000         1.13%         6.63%           %           10.0          06/17
  H      Baa1/BBB+    $   33,560,000         1.25%         5.38%           %           10.0          06/17
  J       Baa2/BBB    $   30,204,000         1.13%         4.25%           %           10.0          06/17
  K      Baa3/BBB-    $   30,204,000         1.13%         3.13%           %           10.0          06/17
  L        Ba1/BB+    $   10,068,000         0.38%         2.75%           %           10.0          06/17
  M        Ba2/BB     $    6,712,000         0.25%         2.50%           %           10.0          06/17
  N        Ba3/BB-    $   10,068,000         0.38%         2.13%           %           10.0          06/17
  O        B1/B+      $    6,712,000         0.25%         1.88%           %           10.0          06/17
  P        B2/B       $    6,712,000         0.25%         1.63%           %           10.0          06/17
  Q        B3/B-      $   10,068,000         0.38%         1.25%           %           10.0          07/17
  S       Caa2/CCC    $    6,712,000         0.25%         1.00%           %           10.0          07/17
  T        NR/NR      $   26,848,000         1.00%         0.00%           %           10.0          07/17
 A-X      Aaa/AAA     $2,684,790,000 (6)      N/A           N/A            %            8.7           N/A

          EXPECTED
         PRINCIPAL        LEGAL
CLASS    WINDOW (4)      STATUS      ERISA (5)
-----   -----------   ------------   ---------
OFFERED CERTIFICATES:
 A-1    07/07-11/11      Public         Yes
 A-2    11/11-06/12      Public         Yes
 A-3    04/14-07/14      Public         Yes
A-AB    06/12-11/16      Public         Yes
 A-4    11/16-05/17      Public         Yes
A-1-A   07/07-05/17      Public         Yes
 A-M    05/17-05/17      Public         Yes
 A-J    05/17-05/17      Public         Yes
  B     05/17-05/17      Public         Yes
  C     05/17-06/17      Public         Yes
 A-SP       N/A          Public         Yes
NON-OFFERED CERTIFICATES (7):
  D     06/17-06/17   Private-144A      Yes
  E     06/17-06/17   Private-144A      Yes
  F     06/17-06/17   Private-144A      Yes
  G     06/17-06/17   Private-144A      Yes
  H     06/17-06/17   Private-144A      Yes
  J     06/17-06/17   Private-144A      Yes
  K     06/17-06/17   Private-144A      Yes
  L     06/17-06/17   Private-144A       No
  M     06/17-06/17   Private-144A       No
  N     06/17-06/17   Private-144A       No
  O     06/17-06/17   Private-144A       No
  P     06/17-06/17   Private-144A       No
  Q     06/17-07/17   Private-144A       No
  S     07/17-07/17   Private-144A       No
  T     07/17-07/17   Private-144A       No
 A-X        N/A       Private-144A      Yes

(1) The commercial mortgage backed securities referred to in these materials, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

(2) These classes are expected to be rated by Moody's Investors Service and Standard & Poor's Ratings Services. "NR" means not rated.

(3) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.

(4) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the free writing prospectus) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the free writing prospectus. Assumed weighted average life expressed in years.

(5) Expected to be eligible for Credit Suisse Securities (USA) LLC individual prohibited transaction exemption under ERISA.

(6)  Notional Amount.

(7)  Not offered by the Free Writing Prospectus or this term sheet.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

II.  MORTGAGE LOAN SELLER PROFILE

     Column Financial, Inc. ("Column") will be selling 210 mortgage loans, representing 91.7 % of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. Column was established in August 1993 and is an indirect wholly-owned subsidiary of Credit Suisse Securities (USA) LLC. Column has originated more than 7,400 commercial and multifamily mortgage loans, totaling approximately $72.6 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

     KeyBank National Association ("KeyBank") will be selling 28 mortgage loans, representing 8.3% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. KeyBank, a national banking association, is a wholly-owned subsidiary of KeyCorp. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of March 31, 2007, KeyBank had total assets of approximately $89.408 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $82.512 billion and approximately $6.896 billion in stockholders' equity. As of March 31, 2007, KeyBank Real Estate Capital, a division of KeyBank, had total assets of approximately $14.8 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. The Commercial Mortgage Group originated approximately $3.3 billion in commercial mortgage loans in 2006, and has a current servicing portfolio of $109.8 billion as of March 31, 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

III. COLLATERAL OVERVIEW (1)

     -    MORTGAGE LOAN POOL
          Initial Mortgage Pool Balance:            $2,684,790,000
          Average Cut-off Date Principal Balance:   $11,280,630
          Loans / Properties:                       238/278
          Largest Loan:                             6.0%
          Five Largest Loans / Group of Loans:      20.8%
          Ten Largest Loans / Group of Loans:       30.7%

     -    PROPERTY TYPE CONCENTRATIONS
          Multifamily (2):                          26.8%
          Office:                                   23.6%
          Retail:                                   22.6%
          Hotel:                                    11.8%
          Mixed Use:                                8.2%
          Industrial:                               6.7%
          Self Storage:                             0.3%

     -    GEOGRAPHIC DISTRIBUTION
          California (3):                           21.2%
          New York:                                 11.3%
          Florida:                                  10.0%
          North Carolina:                           8.3%
          Maryland:                                 7.5%
          Texas:                                    7.0%
          Other:                                    33 other states, each
                                                    individually 3.6% or less

     -    CREDIT STATISTICS
          Wtd. Avg. Underwritten DSCR (4):          1.35x
          Wtd. Avg. Cut-off Date LTV Ratio:         70.5%
          Wtd. Avg. Balloon/ARD LTV Ratio:          67.5%

(1) All information provided based on a Cut-Off Date in June 2007 unless otherwise noted.

(2) Includes Manufactured Housing, which comprises 0.3% of the initial mortgage pool balance.

(3) Properties located in "Southern California" comprise 15.4% of the initial mortgage pool balance and properties located in "Northern California" comprise 5.8% of the initial mortgage pool balance. "Southern California" consists of mortgaged real properties in California in zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in California in zip codes greater than 93600.

(4) For additional information about DSCR calculations for the mortgage loans, please refer to the free writing prospectus and the accompanying diskette.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     -    LOANS WITH RESERVE REQUIREMENTS (1, 2)
          Tax escrows:                              99.3%
          Insurance escrows:                        99.2%
          Cap. Ex escrows:                          90.9%
          TI/LC escrows (3):                        75.6%

     -    MORTGAGE LOAN POOL CHARACTERISTICS
          Gross WAC:                                5.7505%
          Wtd. Avg. Remaining Term (4):             106 months
          Wtd. Avg. Seasoning:                      2 months
          Call Protection:                          All of the mortgage loans
                                                    provide for either a
                                                    prepayment lockout period
                                                    ("Lockout"), a defeasance
                                                    period ("Defeasance"), a
                                                    yield maintenance premium
                                                    period ("YMP"), or a
                                                    combination thereof.

          Ownership Interest:                       94.8% (Fee), 3.2%
                                                    (Fee/Leasehold), 2.0%
                                                    (Leasehold)

          Delinquency:                              None of the mortgage loans
                                                    will be delinquent with
                                                    respect to any monthly debt
                                                    service payment for 30 days
                                                    or more as of the June 2007
                                                    due date.

(1)  Includes loans with provisions for upfront and/or collected reserves.

(2)  Includes loans that provide for springing reserves.

(3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.

(4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

IV.  TRANSACTION OVERVIEW

OFFERED CERTIFICATES:      Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B,
                           C and A-SP

PASS-THROUGH STRUCTURE:    Senior/Subordinate, Sequential Pay Pass-Through
                           Certificates

MORTGAGE LOAN SELLERS:     Column Financial, Inc. and KeyBank National
                           Association

SPONSORS:                  Column Financial, Inc. and KeyBank National
                           Association

BOOKRUNNER/LEAD MANAGER:   Credit Suisse Securities (USA) LLC

CO-MANAGERS:               KeyBanc Capital Markets Inc., Greenwich Capital
                           Markets, Inc. and Banc of America Securities LLC

RATING AGENCIES:           Moody's Investors Service and Standard & Poor's
                           Ratings Services

MASTER SERVICERS:          KeyCorp Real Estate Capital Markets, Inc. and
                           Wachovia Bank, National Association

PRIMARY SERVICERS:         KeyCorp Real Estate Capital Markets, Inc., Wachovia
                           Bank, National Association and Column Financial Inc.
                           (No other primary servicer will service mortgage loans representing 10% or more of the initial mortgage pool balance)

SPECIAL SERVICER:          LNR Partners, LLC

TRUSTEE:                   Wells Fargo Bank, N.A.

CUT-OFF DATE:              June 2007

SETTLEMENT DATE:           On or about June 29, 2007

DISTRIBUTION DATE:         The fourth business day following the Determination
                           Date in each month, beginning July 2007

DETERMINATION DATE:        The eleventh calendar day of the month, or, if the
                           eleventh calendar day is not a business day, the next succeeding business day, beginning in July 2007

MINIMUM DENOMINATIONS:     $10,000 for all offered Certificates and in
                           additional multiples of $1

SETTLEMENT TERMS:          DTC, Euroclear and Clearstream, same day funds, with
                           accrued interest

ERISA: Classes A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C and A-SP are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

TAX TREATMENT:             REMIC

ANALYTICS:                 Cashflows are expected to be available through
                           Bloomberg, the Trepp Group, and Intex Solutions.

TAX NOTICE:                THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE
                           USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING
                           U.S. FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS
                           TERM SHEET IS WRITTEN AND PROVIDED BY THE DEPOSITOR
                           IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE
                           MANAGERS OF THE TRANSACTIONS OR MATTERS ADDRESSED IN
                           THIS TERM SHEET. INVESTORS SHOULD SEEK ADVICE BASED
                           ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT
                           TAX ADVISOR.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

V.   STRUCTURE DESCRIPTION

- For purposes of distributions to the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A Certificates, the mortgage loans will consist of two groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-AB Certificates (until its balance reaches a scheduled balance), then to the Class A-1, A-2, A-3, A-4, A-AB and A-1-A Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A, then to the A-AB (until its balance reaches a scheduled balance), A-1, A-2, A-3, A-4 and A-AB Certificates sequentially. Please see the Free Writing Prospectus for more detailed information.

- All principal remaining after the Class A-1, A-2, A-3, A-AB, A-4 and A-1-A Certificates have been retired will be allocated sequentially starting with the Class A-M Certificates.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q, S and T Certificates. The Free Writing Prospectus describes the notional amounts on which the Classes A-X and A-SP will individually accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q, S and T Certificates. The Free Writing Prospectus describes the pass-through rates at which the Classes A-X and A-SP Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse order of priority starting with the Class T through and including the Class A-M. Any remaining losses will be allocated to Class A-1, A-2, A-3, A-AB, A-4 and A-1-A on a pro rata basis.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

VI.  YIELD MAINTENANCE CHARGES ALLOCATION

YIELD MAINTENANCE CHARGES:       Yield Maintenance Charges will generally be
                                 distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal
                                 Entitlement Fraction as described below) will be delivered to one or more of the following
                                 Classes: A-1, A-2, A-3, A-AB, A-4, A-1-A, A-M,
                                 A-J, B, C, D, E, F, G, H, J and K Certificates
                                 (the "Yield Maintenance Classes"). The entire amount remaining will be distributed to Class
                                 A-X, and in some cases, the Class A-SP
                                 Certificates.

                                 With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                                 - a numerator equal to the excess, if any, of the pass-through rate on such class of Certificates over the relevant discount rate, and

                                 - a denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                                 With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction" is a fraction having:

                                 - a numerator equal to the total principal distributable on such class of Certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                                 -    a denominator equal to the total
                                      principal, distributable on all the
                                      Certificates, public and private,
                                      attributable to the loan group that
                                      includes the prepaid mortgage loan, on the subject Distribution Date.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

YIELD MAINTENANCE CHARGE
EXAMPLE: The following is an example of the Yield Maintenance Charge allocation based on the following assumptions:

                                 -    Class receiving 100% of the principal is
                                      A-1

                                 -    Mortgage rate: 8.00%

                                 -    The Discount Rate at time of prepayment:
                                      5.75%

                                 - The Class A-1 Pass-Through Rate is equal to 7.00%

METHOD                                      CLASS A-1 CERTIFICATES   CLASS A-X / CLASS A-SP CERTIFICATES
---------------------------------------------------------------------------------------------------------------
(Class Pass Through Rate - Discount Rate)   (7.00%-5.75%)            (100.00%-Class A-1 Certificate Percentage)
(Mortgage Rate-Discount Rate)               (8.00%-5.75%)
Yield Maintenance Charge Allocation         55.56%                   44.44%

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                               STRUCTURE OVERVIEW

                 LOAN GROUP 1 SHORT TERM COLLATERAL SUMMARY (1)

                                                      CUT-OFF
 MORTGAGE                                               DATE
   LOAN                                              PRINCIPAL        BALLOON
  NUMBER                 PROPERTY NAME              BALANCE (1)       BALANCE
CLASS A-1
             CLASS A-1 TOTAL BALLOON PAYMENT                       $         --
             CLASS A-1 AMORTIZATION                                $ 25,000,000
                                                                   ------------
             TOTAL CLASS A-1 CERTIFICATE BALANCE                   $ 25,000,000
                                                                   ============

CLASS A-2
    53       Napa Junction                          $ 13,000,000   $ 12,509,003
     2       Mandarin Oriental                      $135,000,000   $135,000,000
    43       Doubletree Charlottesville             $ 15,000,000   $ 14,568,513
     3       Westwood Complex                       $ 95,000,000   $ 95,000,000
     8       520 Broadway                           $ 51,000,000   $ 51,000,000
    138      Executive Center III                   $  4,631,087   $  4,328,477
    157      Baytree Shopping Center                $  3,400,000   $  3,226,678
    230      A-AAA Key Mini Storage                 $  1,250,000   $  1,203,246
    10       Courtyard San Diego Downtown           $ 46,000,000   $ 46,000,000
    35       Hampton Inn and Suites Riverwalk       $ 21,000,000   $ 21,000,000
    185      Elmwood Plaza                          $  2,580,000   $  2,580,000
                                                                   ------------
             CLASS A-2 TOTAL BALLOON PAYMENT                       $386,415,917
             CLASS A-2 AMORTIZATION                                $  5,584,083
                                                                   ------------
             TOTAL CLASS A-2 CERTIFICATE BALANCE                   $392,000,000
                                                                   ============

CLASS A-3
    109      Deer Creek Crossing                    $  5,840,000   $  5,541,716
    129      Silverthorn Square                     $  5,000,000   $  4,741,836
    90       Loker Avenue                           $  8,000,000   $  8,000,000
    108      Simpatica Industrial                   $  6,000,000   $  6,000,000
    125      Bernardo Center Drive                  $  5,000,000   $  5,000,000
    200      Wachovia Bank                          $  2,148,171   $  1,939,442
    74       Highline Medical Complex               $  9,200,000   $  8,581,788
    81       50 Cragwood                            $  8,400,000   $  8,173,424
                                                                   ------------
             CLASS A-3 TOTAL BALLOON PAYMENT                       $ 47,978,205
             CLASS A-3 AMORTIZATION                                $    609,795
                                                                   ------------
             TOTAL CLASS A-3 CERTIFICATE BALANCE                   $ 48,588,000
                                                                   ============

CLASS A-AB
             CLASS A-AB TOTAL BALLOON PAYMENT                      $         --
             CLASS A-AB AMORTIZATION                               $ 61,628,000
                                                                   ------------
             TOTAL CLASS A-AB CERTIFICATE BALANCE                  $ 61,628,000
                                                                   ============

                             WEIGHTED    WEIGHTED   WEIGHTED   WEIGHTED
 MORTGAGE                    AVERAGE     AVERAGE     AVERAGE    AVERAGE
   LOAN        PROPERTY     REMAINING   REMAINING    CUT-OFF      U/W
  NUMBER         TYPE          TERM      IO TERM    DATE LTV     DSCR
CLASS A-1






CLASS A-2
    53           Retail          53          17        67.0%      1.21x
     2           Hotel           57          57        37.4%      2.39x
    43           Hotel           57          21        78.1%      1.39x
     3         Mixed Use         58          58        77.7%      1.18x
     8           Office          58          58        68.0%      1.20x
    138          Office          58         N/A        79.8%      1.20x
    157          Retail          59          11        79.2%      1.24x
    230       Self Storage       59          23        71.4%      1.30x
    10           Hotel           60          60        67.6%      1.62x
    35           Hotel           60          60        73.2%      1.56x
    185          Retail          60          60        73.7%      1.37x

                                 58          54        60.6%      1.69x





CLASS A-3
    109         Retail          82          34        69.6%      1.15x
    129         Retail          82          34        75.8%      1.17x
    90        Industrial        83          83        58.0%      1.46x
    108       Mixed Use         83          83        57.1%      1.55x
    125       Industrial        83          83        64.4%      1.55x
    200         Retail          83         N/A        65.5%      1.10x
    74          Office          84          24        76.7%      1.21x
    81          Office          85          59        80.0%      1.20x

                                83          54        69.2%      1.31x

CLASS A-AB

(1)  Based on a June 2007 Cut-Off Date.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

VII. ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:   Any Prepayment Interest Shortfalls that are
                                  not offset by the compensating payments made in limited circumstances by the applicable
                                  Master Servicer will generally be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

ADVANCES:                         The applicable Master Servicer will generally
                                  be required to advance delinquent scheduled payments of principal and interest on the related mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to recoverability standard. The applicable Master Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the applicable
                                  Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:             On any Distribution Date on which the mortgage
                                  pool balance, net of outstanding advances of principal, is less than 1% of the Initial
                                  Mortgage Pool Balance, the issuing entity may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the Free Writing Prospectus), the Master
                                  Servicers, or the Special Servicer. The
                                  relative priorities of such parties with respect to exercising this option are described in the Free Writing Prospectus.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       MORTGAGED REAL PROPERTIES BY STATE

                                      [MAP]

                                                                           WEIGHTED
                                 NUMBER OF                  PERCENTAGE OF   AVERAGE               WEIGHTED
                                 MORTGAGED   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE
                                   REAL        PRINCIPAL    MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
STATE                           PROPERTIES    BALANCE (1)      BALANCE       RATE    U/W DSCR  LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
California                           56     $  568,695,214       21.2%      5.6849%    1.34x       64.5%
   Southern California (2)           48        413,245,214       15.4%      5.6610%    1.35        61.5%
   Northern California (2)            8        155,450,000        5.8%      5.7486%    1.32        72.4%
New York                             14        302,773,160       11.3%      5.9568%    1.81        51.8%
Florida                              40        269,014,674       10.0%      5.6658%    1.30        74.1%
North Carolina                       19        221,690,000        8.3%      5.9186%    1.25        78.9%
Maryland                              6        201,371,069        7.5%      5.6303%    1.18        77.1%
Texas                                21        188,824,281        7.0%      5.7733%    1.27        79.2%
Georgia                              12         95,429,496        3.6%      5.7693%    1.28        76.1%
Illinois                             13         91,891,446        3.4%      5.7596%    1.29        70.4%
Virginia                              7         90,387,841        3.4%      5.3630%    1.24        79.0%
New Jersey                            7         67,131,741        2.5%      5.7142%    1.36        74.3%
Colorado                             11         47,357,697        1.8%      5.7642%    1.25        75.9%
Iowa                                  2         46,160,000        1.7%      5.6233%    1.39        71.0%
Louisiana                             5         39,553,182        1.5%      5.7294%    1.39        78.1%
Tennessee                             3         39,327,044        1.5%      5.7885%    1.30        76.4%
Kentucky                              2         38,000,000        1.4%      5.9368%    1.35        76.7%
Kansas                                6         37,754,237        1.4%      5.5982%    1.29        78.0%
Nebraska                              3         32,987,735        1.2%      5.8956%    1.30        71.6%
Hawaii                                1         32,000,000        1.2%      5.5200%    1.29        70.2%
Pennsylvania                          3         31,719,029        1.2%      5.6763%    1.27        76.1%
Washington                            4         30,511,824        1.1%      6.1018%    1.22        68.4%
Nevada                                3         28,113,231        1.0%      5.8270%    1.28        71.5%
Arizona                               4         26,420,000        1.0%      5.6849%    1.35        70.5%
Wisconsin                             4         22,115,968        0.8%      5.7828%    1.34        72.3%
Ohio                                  6         19,825,147        0.7%      5.8978%    1.37        74.3%
South Carolina                        2         17,993,907        0.7%      5.6884%    1.27        76.6%
Oregon                                3         15,198,943        0.6%      6.2299%    1.37        61.7%
Minnesota                             3         13,500,000        0.5%      5.7789%    1.31        75.1%
Oklahoma                              2         11,050,000        0.4%      5.5928%    1.36        75.9%
Connecticut                           2         10,297,340        0.4%      5.6917%    1.31        62.8%
Indiana                               2          8,248,395        0.3%      6.0449%    1.40        67.7%
Arkansas                              2          7,537,580        0.3%      5.7450%    1.23        76.3%
Alabama                               2          6,443,722        0.2%      6.0048%    1.40        70.9%
Delaware                              1          6,050,000        0.2%      5.6600%    1.27        75.9%
Michigan                              2          5,679,457        0.2%      5.8407%    1.21        79.1%
Massachusetts                         1          4,300,000        0.2%      5.6425%    1.54        65.2%
Maine                                 1          3,390,272        0.1%      5.7200%    1.37        69.2%
Mississippi                           1          2,957,475        0.1%      5.8900%    1.46        79.9%
New Mexico                            1          1,989,756        0.1%      5.7400%    1.34        68.3%
New Hampshire                         1          1,099,136        0.0%      6.2000%    1.29        73.3%
                                ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             278     $2,684,790,000      100.0%      5.7505%    1.35x       70.5%
                                ============================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600.

     NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                     [CHART]

                                                                    WEIGHTED
                          NUMBER OF                  PERCENTAGE OF   AVERAGE               WEIGHTED
                          MORTGAGED   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE
                            REAL       PRINCIPAL     MORTGAGE POOL  INTEREST   AVERAGE   CUT-OFF DATE
PROPERTY TYPE            PROPERTIES    BALANCE (1)      BALANCE       RATE    U/W DSCR  LTV RATIO (1)
-----------------------------------------------------------------------------------------------------
Multifamily                  79      $  720,004,818      26.8%       5.7325%    1.29x       74.4%
Office                       56         632,956,088      23.6%       5.6698%    1.28        69.2%
Retail                       90         608,806,148      22.6%       5.7497%    1.27        73.5%
Hotel                        12         316,002,980      11.8%       6.0006%    1.88        56.0%
Mixed Use                    15         219,343,836       8.2%       5.7372%    1.27        71.8%
Industrial                   21         178,954,350       6.7%       5.6775%    1.29        74.2%
Self Storage                  5           8,721,779       0.3%       5.9279%    1.61        58.4%
                         ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     278      $2,684,790,000     100.0%       5.7505%    1.35x       70.5%
                         ============================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                             WEIGHTED
                                                     NUMBER OF                PERCENTAGE OF   AVERAGE                WEIGHTED
                                                     MORTGAGED  CUT-OFF DATE     INITIAL     MORTGAGE   WEIGHTED     AVERAGE
                         PROPERTY                      REAL       PRINCIPAL   MORTGAGE POOL  INTEREST    AVERAGE   CUT-OFF DATE
PROPERTY TYPE            SUB-TYPE                   PROPERTIES   BALANCE (1)     BALANCE       RATE     U/W DSCR  LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                         Conventional                   74      $712,637,285      26.5%       5.7282%      1.28x       74.5%
                         Manufactured Housing            5         7,367,533       0.3%       6.1436%      1.38        65.4%
                                                    ---------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                 79      $720,004,818      26.8%       5.7325%      1.29x       74.4%
                                                    ===========================================================================
OFFICE
                         Central Business District      13      $322,862,204      12.0%       5.6325%      1.30x       63.4%
                         Suburban                       43       310,093,884      11.6%       5.7086%      1.27        75.4%
                                                    ---------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                 56      $632,956,088      23.6%       5.6698%      1.28x       69.2%
                                                    ===========================================================================
RETAIL
                         Anchored                       28      $306,970,241      11.4%       5.7176%      1.27x       75.5%
                         Unanchored                     62       301,835,907      11.2%       5.7823%      1.28        71.4%
                                                    ---------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                 90      $608,806,148      22.6%       5.7497%      1.27x       73.5%
                                                    ===========================================================================
HOTEL
                         Full Service                    5      $230,151,829       8.6%       6.0751%      2.07x       49.6%
                         Limited Service                 7        85,851,151       3.2%       5.8010%      1.40        73.0%
                                                    ---------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                 12      $316,002,980      11.8%       6.0006%      1.88x       56.0%
                                                    ===========================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                WEIGHTED
                                  NUMBER OF                     PERCENTAGE OF    AVERAGE                 WEIGHTED
                                  MORTGAGED    CUT-OFF DATE        INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                    REAL        PRINCIPAL      MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
OWNERSHIP INTEREST               PROPERTIES     BALANCE (1)        BALANCE        RATES    U/W DSCR   LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------
Fee                                  270      $2,544,019,948        94.8%        5.7493%     1.35x        70.4%
Fee/Leasehold                          4          87,808,228         3.2%        5.7939%     1.35         74.3%
Leasehold                              4          52,961,824         2.0%        5.7371%     1.31         68.3%
                                 ----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              278      $2,684,790,000       100.0%        5.7505%     1.35x        70.5%
                                 ==================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

                                     [CHART]

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
    RANGE OF CUT-OFF DATE         MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
    PRINCIPAL BALANCES (1)          LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
$   679,457 -    1,000,000             5      $    4,352,253         0.2%       6.1494%     1.30x        67.2%
  1,000,001 -    1,500,000            15          20,122,853         0.7%       6.0475%     1.37         69.1%
  1,500,001 -    2,000,000            15          26,629,385         1.0%       5.9242%     1.33         69.4%
  2,000,001 -    3,000,000            34          86,306,474         3.2%       5.8560%     1.32         69.5%
  3,000,001 -    4,000,000            22          74,773,707         2.8%       5.8223%     1.31         72.0%
  4,000,001 -    5,000,000            24         111,836,440         4.2%       5.8429%     1.30         70.7%
  5,000,001 -    6,000,000            17          92,900,754         3.5%       5.8305%     1.33         71.6%
  6,000,001 -    8,000,000            21         147,347,671         5.5%       5.7700%     1.30         73.5%
  8,000,001 -   10,000,000            22         197,787,868         7.4%       5.8190%     1.26         73.8%
 10,000,001 -   12,500,000            11         124,899,977         4.7%       5.7147%     1.29         71.1%
 12,500,001 -   15,000,000            12         166,719,231         6.2%       5.8137%     1.29         72.0%
 15,000,001 -   20,000,000             4          67,220,000         2.5%       5.8158%     1.24         77.8%
 20,000,001 -   30,000,000            16         383,525,000        14.3%       5.7157%     1.33         72.8%
 30,000,001 -   40,000,000             8         265,590,000         9.9%       5.8541%     1.28         74.5%
 40,000,001 -   60,000,000             6         291,500,000        10.9%       5.6587%     1.33         73.6%
 60,000,001 -  120,000,000             4         327,600,000        12.2%       5.4905%     1.24         78.1%
120,000,001 - $160,678,388             2         295,678,388        11.0%       5.8396%     1.82         46.0%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              238      $2,684,790,000       100.0%       5.7505%     1.35x        70.5%
                                 =================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $160,678,388
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $    679,457
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):   $ 11,280,630

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                     [CHART]

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
          RANGE OF                MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
         U/W DSCRs                  LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
1.04x - 1.16                           7      $   55,188,171         2.1%       5.6882%     1.10x        76.3%
1.17  - 1.20                          36         467,166,535        17.4%       5.6060%     1.19         75.8%
1.21  - 1.24                          56         510,049,550        19.0%       5.8203%     1.22         74.2%
1.25  - 1.32                          66         741,297,137        27.6%       5.7261%     1.28         75.3%
1.33  - 1.37                          22         373,966,729        13.9%       5.7148%     1.35         64.6%
1.38  - 1.47                          24         140,685,963         5.2%       5.8419%     1.41         67.6%
1.48  - 1.72                          21         226,662,702         8.4%       5.6983%     1.55         67.2%
1.73  - 2.00                           3          29,148,213         1.1%       5.7972%     1.76         61.8%
2.01  - 2.39x                          3         140,625,000         5.2%       6.2087%     2.38         37.5%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              238      $2,684,790,000       100.0%       5.7505%     1.35x        70.5%
                                 =================================================================================

MAXIMUM U/W DSCR:     2.39x
MINIMUM U/W DSCR:     1.04x
WTD. AVG. U/W DSCR:   1.35x

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                     [CHART]

                                                                              WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF   AVERAGE                WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL     MORTGAGE   WEIGHTED      AVERAGE
    RANGE OF CUT-OFF DATE         MORTGAGE       PRINCIPAL     MORTGAGE POOL  INTEREST   AVERAGE    CUT-OFF DATE
   LOAN-TO-VALUE RATIOS (1)         LOANS       BALANCE (1)       BALANCE       RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------
31.0% - 60.0%                         25      $  456,536,457        17.0%      5.8492%     1.67x        49.2%
60.1% - 65.0%                         22         166,202,504         6.2%      5.7880%     1.43         63.1%
65.1% - 70.0%                         40         362,105,269        13.5%      5.7520%     1.35         67.8%
70.1% - 73.0%                         23         169,457,103         6.3%      5.7506%     1.30         71.2%
73.1% - 75.0%                         23         100,302,163         3.7%      5.7644%     1.34         74.0%
75.1% - 79.0%                         53         736,549,244        27.4%      5.7197%     1.25         77.1%
79.1% - 80.0%                         51         648,637,261        24.2%      5.7125%     1.25         79.8%
80.1% - 83.6%                          1          45,000,000         1.7%      5.6200%     1.27         83.6%
                                 --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              238      $2,684,790,000       100.0%      5.7505%     1.35x        70.5%
                                 ================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):      83.6%
MINIMUM CUT-OFF DATE LTV RATIO (1):      31.0%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):    70.5%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             MORTGAGE INTEREST RATES

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                 UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
          RANGE OF                MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST   AVERAGE    CUT-OFF DATE
    MORTGAGE INTEREST RATES         LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
5.0500% - 5.2000%                      1      $   64,600,000         2.4%       5.0500%     1.20x        80.0%
5.2001% - 5.5002%                      7         160,030,000         6.0%       5.4884%     1.31         76.4%
5.5003% - 5.6503%                     42         877,015,041        32.7%       5.5845%     1.30         70.7%
5.6504% - 5.8004%                     77         737,129,665        27.5%       5.7344%     1.30         71.8%
5.8005% - 5.9505%                     59         404,002,089        15.0%       5.9022%     1.28         72.5%
5.9506% - 6.1006%                     24         159,085,102         5.9%       6.0413%     1.31         74.7%
6.1007% - 6.2507%                     19         232,860,256         8.7%       6.1983%     1.92         53.1%
6.2508% - 6.7400%                      9          50,067,846         1.9%       6.4065%     1.35         68.0%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              238      $2,684,790,000       100.0%       5.7505%     1.35x        70.5%
                                 =================================================================================

MAXIMUM MORTGAGE INTEREST RATE:     6.7400%
MINIMUM MORTGAGE INTEREST RATE:     5.0500%
WTD. AVG. MORTGAGE INTEREST RATE:   5.7505%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                               WEIGHTED
                                    NUMBER OF                   PERCENTAGE OF  AVERAGE               WEIGHTED       WEIGHTED
                                    UNDERLYING   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE        AVERAGE
                                     MORTGAGE     PRINCIPAL     MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE     REMAINING
LOAN TYPE                             LOANS      BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO (1)  IO PERIOD (1)
-------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans              63     $1,596,713,388       59.5%      5.6955%    1.39x       69.4%           101
Balloon Loans with Partial IO Term       98        781,848,250       29.1%      5.8104%    1.29        72.8%            41
Balloon Loans without IO Term            70        275,758,362       10.3%      5.8985%    1.31        70.7%           N/A
ARD Loans with Partial IO Term            5         23,620,000        0.9%      5.7519%    1.30        66.7%            51
ARD Loans without IO Term                 2          6,850,000        0.3%      5.7812%    1.19        73.7%           N/A
                                    -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 238     $2,684,790,000      100.0%      5.7505%    1.35x       70.5%           N/A
                                    ===========================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
           RANGE OF              UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
        ORIGINAL TERMS            MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS)(1)     LOANS        BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
 60 -  84                             24      $  552,604,308        20.6%       5.8402%     1.57x        63.8%
 85 - 120                            175       1,734,048,903        64.6%       5.7212%     1.30         72.8%
121 - 122                             39         398,136,789        14.8%       5.7538%     1.28         70.0%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              238      $2,684,790,000       100.0%       5.7505%     1.35x        70.5%
                                 =================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     122
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   108

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                     REMAINING TERMS TO STATED MATURITY (1)

                                                                               WEIGHTED
          RANGE OF                NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
        REMAINING TERMS          UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
      TO STATED MATURITY          MORTGAGE      PRINCIPAL      MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
       (MONTHS) (1, 2)             LOANS       BALANCE (2)        BALANCE        RATES    U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
 53 -  60                             16      $  484,416,137        18.0%       5.8578%     1.60x        63.4%
 61 -  84                              8          68,188,171         2.5%       5.7150%     1.40         66.9%
 85 - 115                             23         202,195,897         7.5%       5.8905%     1.30         73.4%
116 - 118                             90         939,347,598        35.0%       5.7451%     1.30         73.6%
119 - 121                            101         990,642,198        36.9%       5.6770%     1.29         70.7%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              238      $2,684,790,000       100.0%       5.7505%     1.35x        70.5%
                                 =================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):     121
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):      53
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):   106

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                         ORIGINAL AMORTIZATION TERMS (1)

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
           RANGE OF              UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
    ORIGINAL AMORTIZATION         MORTGAGE       PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
       TERMS (MONTHS) (1)          LOANS        BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
Interest Only                         63      $1,596,713,388        59.5%       5.6955%     1.39x        69.4%
180 - 300                              7          59,819,623         2.2%       5.9103%     1.39         70.6%
301 - 420                            168       1,028,256,989        38.3%       5.8267%     1.29         72.3%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              238      $2,684,790,000       100.0%       5.7505%     1.35x        70.5%
                                 =================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     420
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):   357

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                        REMAINING AMORTIZATION TERMS (1)

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
          RANGE OF               UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
   REMAINING AMORTIZATION         MORTGAGE      PRINCIPAL      MORTGAGE POOL   INTEREST    AVERAGE   CUT-OFF DATE
     TERMS (MONTHS) (1, 2)          LOANS       BALANCE (2)       BALANCE        RATES    U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
Interest Only                         63      $1,596,713,388        59.5%       5.6955%     1.39x        69.4%
180 - 300                              7          59,819,623         2.2%       5.9103%     1.39         70.6%
301 - 358                             39         146,879,199         5.5%       5.8930%     1.29         70.8%
359 - 420                            129         881,377,790        32.8%       5.8157%     1.29         72.5%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              238      $2,684,790,000       100.0%       5.7505%     1.35x        70.5%
                                 =================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):     420
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):     180
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 3):   356

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                            WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF   AVERAGE               WEIGHTED
                                  MORTGAGED   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE
        RANGE OF YEARS              REAL       PRINCIPAL     MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
      BUILT/RENOVATED (1)        PROPERTIES   BALANCE (2)       BALANCE       RATE    U/W DSCR  LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------
1969 - 1985                           30     $  100,731,754        3.8%      5.7084%    1.28x       76.3%
1986 - 1995                           21        334,079,310       12.4%      5.5974%    1.29        64.6%
1996 - 2000                           27        219,837,713        8.2%      5.8335%    1.33        73.6%
2001 - 2003                           59        645,604,598       24.0%      5.8404%    1.52        63.6%
2004 - 2007                          141      1,384,536,625       51.6%      5.7354%    1.30        74.3%
                                 ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              278     $2,684,790,000      100.0%      5.7505%    1.35x       70.5%
                                 ============================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2007
OLDEST YEAR BUILT/RENOVATED:        1969
WTD. AVG. YEAR BUILT/RENOVATED:     2001

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                      OCCUPANCY RATES AT UNDERWRITING (1)

                                                                            WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF   AVERAGE               WEIGHTED
                                  MORTGAGED   CUT-OFF DATE      INITIAL     MORTGAGE  WEIGHTED     AVERAGE
           RANGE OF                 REAL       PRINCIPAL     MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
  OCCUPANCY RATES AT U/W (1)     PROPERTIES   BALANCE (1)       BALANCE       RATE    U/W DSCR  LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------
53% -  80%                            27     $  532,894,116       19.8%      5.8686%    1.60x       57.5%
81% -  85%                            17        207,620,913        7.7%      5.7133%    1.41        69.7%
86% -  90%                            34        279,812,253       10.4%      5.7720%    1.27        78.1%
91% -  93%                            19        236,717,272        8.8%      5.7356%    1.27        75.3%
94% -  95%                            14         88,875,059        3.3%      5.9011%    1.31        73.9%
96% -  97%                            25        305,697,229       11.4%      5.5596%    1.30        73.6%
98% - 100%                           142      1,033,173,157       38.5%      5.7382%    1.27        73.1%
                                 ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              278     $2,684,790,000      100.0%      5.7505%    1.35x       70.5%
                                 ============================================================================

MAXIMUM OCCUPANCY RATE AT U/W  (1):     100%
MINIMUM OCCUPANCY RATE AT U/W  (1):      53%
WTD. AVG. OCCUPANCY RATE AT U/W  (1):    91%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

(2) FOR HOSPITALITY PROPERTIES, THE OCCUPANCY PRESENTED ABOVE IS THE OCCUPANCY CONCLUDED BY THE RESPECTIVE LOAN SELLER AT UNDERWRITING BASED ON HISTORICAL PERFORMANCE AND FUTURE OUTLOOK.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                   PREPAYMENT PROVISION AS OF CUT-OFF DATE (1)

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                                                                            WEIGHTED     REMAINING
                                                                              WEIGHTED      AVERAGE        LOCKOUT
                                                                               AVERAGE     REMAINING      PLUS YM        WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    REMAINING     LOCKOUT     PLUS STATIC      AVERAGE
           RANGE OF              UNDERLYING   CUT-OFF DATE      INITIAL        LOCKOUT      PLUS YM        PREMIUM      REMAINING
      REMAINING TERMS TO          MORTGAGE      PRINCIPAL    MORTGAGE POOL     PERIOD        PERIOD        PERIOD        MATURITY
STATED MATURITY (MONTHS) (1,2)      LOANS      BALANCE (1)      BALANCE     (MONTHS) (1)  (MONTHS) (1)  (MONTHS) (1)  (MONTHS) (1,2)
------------------------------------------------------------------------------------------------------------------------------------
 53 -  70                             16     $  484,416,137       18.0%           42             53            53            58
 71 - 110                              9         76,588,171        2.9%           46             66            66            83
111 - 115                             22        193,795,897        7.2%          105            110           110           114
116 - 117                             33        372,507,524       13.9%          109            112           112           117
118 - 119                            135      1,255,771,271       46.8%           74            114           114           119
120 - 121                             23        301,711,000       11.2%           86            116           116           120
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              238     $2,684,790,000      100.0%           76            101           101           106
                                 ===================================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                                                                            WEIGHTED     REMAINING
                                                                              WEIGHTED      AVERAGE        LOCKOUT
                                                                               AVERAGE     REMAINING      PLUS YM        WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    REMAINING     LOCKOUT     PLUS STATIC      AVERAGE
                                 UNDERLYING   CUT-OFF DATE      INITIAL        LOCKOUT      PLUS YM        PREMIUM      REMAINING
                                  MORTGAGE      PRINCIPAL    MORTGAGE POOL     PERIOD        PERIOD        PERIOD        MATURITY
PREPAYMENT OPTION                   LOANS      BALANCE (1)      BALANCE     (MONTHS) (1)  (MONTHS) (1)  (MONTHS) (1)  (MONTHS) (1,2)
------------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance (3)             199     $1,933,463,104       72.0%          101           101          101             106
Lockout / Yield Maintenance (4)       28        489,196,294       18.2%           18            95           95             101
Yield Maintenance (5)                 11        262,130,602        9.8%            0           115          115             119
                                 ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              238     $2,684,790,000      100.0%           76           101          101             106
                                 ===================================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

(2) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

(3) WITH RESPECT TO THE WESTWOOD COMPLEX MORTGAGE LOAN, UP TO 50% OF THE LOAN MAY BE PREPAID WITH THE YIELD MAINTENANCE OPTION BEFORE THE PERMITTED RELEASE DATE (APRIL 11, 2010). IF THE PERMITTED RELEASE DATE HAS OCCURRED PRIOR TO THE DEFEASANCE LOCKOUT DATE (TWO YEARS FROM THE "STARTUP DAY" OF THE REMIC TRUST), THE REMAINING 50% MAY BE PREPAID WITH THE YIELD MAINTENANCE OPTION; OTHERWISE THE REMAINING BALANCE CAN ONLY BE DEFEASED.

(4) WITH RESPECT TO THE TRT INDUSTRIAL PORTFOLIO, KOGER CENTER OFFICE PARK, HADDON HALL APARTMENTS, 89TH AVENUE APARTMENTS, COURTYARD SAN DIEGO DOWNTOWN AND QUINCE DIAMOND EXECUTIVE CENTER LOANS, IN ADDITION TO THE YIELD MAINTENANCE OPTION, THE LOANS ALSO HAVE THE OPTION TO DEFEASE.

(5) WITH RESPECT TO THE MAIN PLAZA AND EXECUTIVE HILLS MORTGAGE LOANS, IN ADDITION TO THE YIELD MAINTENANCE OPTION, THE LOANS HAVE THE OPTION TO BE PREPAID BY DEFEASANCE AT ANY TIME AFTER THE DATE WHICH IS TWO YEARS FROM THE "STARTUP DAY" OF THE REMIC TRUST.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                    UNDERLYING MORTGAGE LOANS BY OPEN PERIODS

                                                                                               WEIGHTED
                                                            PERCENTAGE OF  WEIGHTED  WEIGHTED   AVERAGE               WEIGHTED
                                 NUMBER OF   CUT-OFF DATE      INITIAL      AVERAGE   AVERAGE  MORTGAGE  WEIGHTED     AVERAGE
           RANGE OF               MORTGAGE     PRINCIPAL    MORTGAGE POOL    OPEN      LOAN    INTEREST   AVERAGE   CUT-OFF DATE
         OPEN PERIODS              LOANS      BALANCE (1)      BALANCE      PERIOD     TERM      RATE    U/W DSCR  LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
2 -  3                              116     $1,012,576,015       37.7%         3        114     5.7410%    1.30x       73.4%
4 -  5                               42      1,016,484,271       37.9%         4        103     5.7478%    1.42        67.9%
6 -  8                               73        576,592,890       21.5%         6        111     5.7471%    1.33        70.7%
9 - 61                                7         79,136,824        2.9%        28         88     5.9327%    1.42        66.5%
                                 -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             238     $2,684,790,000      100.0%         5        108     5.7505%    1.35x       70.5%
                                 ===============================================================================================

MAXIMUM OPEN PERIOD:    61
MINIMUM OPEN PERIOD:     2
WTD. AVG. OPEN PERIOD:   5

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                       LARGE MORTGAGE LOAN CONCENTRATIONS

                                                                  WEIGHTED
                                                  PERCENTAGE OF    AVERAGE                 WEIGHTED
                                  CUT-OFF DATE       INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                    PRINCIPAL     MORTGAGE POOL   INTEREST    AVERAGE    CUT-OFF DATE
        CONCENTRATION              BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
-----------------------------------------------------------------------------------------------------
Top 1                            $  160,678,388        6.0%        5.5147%      1.34x       53.2%
Top 3                               390,678,388       14.6%        5.7899%      1.66        53.7%
Top 5                               558,678,388       20.8%        5.7262%      1.55        60.9%
Top 7                               678,278,388       25.3%        5.6799%      1.50        63.3%
Top 10                              825,278,388       30.7%        5.6652%      1.47        64.7%
                                 --------------------------------------------------------------------
ENTIRE POOL                      $2,684,790,000      100.0%        5.7505%      1.35x       70.5%
                                 ====================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       MORTGAGED REAL PROPERTIES BY STATE

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                                  MORTGAGED    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
                                    REAL         PRINCIPAL        GROUP 1      INTEREST    AVERAGE   CUT-OFF DATE
STATE                            PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
California                           49       $  521,889,214       26.4%        5.6656%     1.35x        63.4%
   Southern California (2)           42          372,489,214       18.9%        5.6352%     1.36         59.8%
   Northern California (2)            7          149,400,000        7.6%        5.7416%     1.32         72.3%
Florida                              38          224,714,674       11.4%        5.6646%     1.28         74.7%
Maryland                              6          201,371,069       10.2%        5.6303%     1.18         77.1%
New York                              6          193,783,160        9.8%        6.0871%     2.10         47.1%
Georgia                              12           95,429,496        4.8%        5.7693%     1.28         76.1%
Texas                                 9           73,438,925        3.7%        5.9091%     1.26         76.3%
Illinois                             11           65,926,446        3.3%        5.7691%     1.31         72.1%
North Carolina                        9           62,930,000        3.2%        5.7108%     1.23         78.3%
New Jersey                            6           61,842,238        3.1%        5.7205%     1.33         76.7%
Kentucky                              2           38,000,000        1.9%        5.9368%     1.35         76.7%
Tennessee                             2           34,850,000        1.8%        5.7922%     1.30         77.0%
Colorado                              9           34,057,697        1.7%        5.7949%     1.25         75.0%
Nebraska                              3           32,987,735        1.7%        5.8956%     1.30         71.6%
Hawaii                                1           32,000,000        1.6%        5.5200%     1.29         70.2%
Pennsylvania                          3           31,719,029        1.6%        5.6763%     1.27         76.1%
Arizona                               4           26,420,000        1.3%        5.6849%     1.35         70.5%
Iowa                                  1           25,000,000        1.3%        5.6600%     1.56         63.3%
Virginia                              4           23,190,026        1.2%        6.1602%     1.35         77.3%
Wisconsin                             4           22,115,968        1.1%        5.7828%     1.34         72.3%
Washington                            3           22,011,824        1.1%        6.0948%     1.23         69.2%
South Carolina                        2           17,993,907        0.9%        5.6884%     1.27         76.6%
Louisiana                             4           16,673,182        0.8%        5.7697%     1.26         75.5%
Nevada                                2           16,613,231        0.8%        5.8872%     1.26         66.9%
Ohio                                  3           14,468,749        0.7%        5.8641%     1.33         75.0%
Kansas                                4           12,858,228        0.7%        5.7500%     1.25         78.3%
Oklahoma                              2           11,050,000        0.6%        5.5928%     1.36         75.9%
Oregon                                2           10,398,943        0.5%        6.3683%     1.48         60.2%
Connecticut                           2           10,297,340        0.5%        5.6917%     1.31         62.8%
Arkansas                              2            7,537,580        0.4%        5.7450%     1.23         76.3%
Delaware                              1            6,050,000        0.3%        5.6600%     1.27         75.9%
Indiana                               1            5,118,395        0.3%        5.9500%     1.40         66.5%
Michigan                              1            5,000,000        0.3%        5.8000%     1.20         79.4%
Alabama                               1            4,986,484        0.3%        6.0500%     1.42         68.3%
Massachusetts                         1            4,300,000        0.2%        5.6425%     1.54         65.2%
Maine                                 1            3,390,272        0.2%        5.7200%     1.37         69.2%
Minnesota                             1            2,150,000        0.1%        5.8000%     1.23         79.9%
New Mexico                            1            1,989,756        0.1%        5.7400%     1.34         68.3%
New Hampshire                         1            1,099,136        0.1%        6.2000%     1.29         73.3%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             214       $1,975,652,706      100.0%        5.7586%     1.38x        69.0%
                                 =================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600.

     NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                         WEIGHTED
                                             NUMBER OF                   PERCENTAGE OF    AVERAGE                WEIGHTED
                                             MORTGAGED    CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED     AVERAGE
                PROPERTY                       REAL         PRINCIPAL       GROUP 1      INTEREST    AVERAGE   CUT-OFF DATE
PROPERTY TYPE   SUB-TYPE                    PROPERTIES     BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------
OFFICE
                Central Business District        13      $322,862,204       16.3%         5.6325%        1.30x      63.4%
                Suburban                         43       310,093,884       15.7%         5.7086%        1.27       75.4%
                                            --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          56      $632,956,088       32.0%         5.6698%        1.28x      69.2%
                                            ================================================================================
RETAIL
                Anchored                         28      $306,970,241       15.5%         5.7176%        1.27x      75.5%
                Unanchored                       62       301,835,907       15.3%         5.7823%        1.28       71.4%
                                            --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          90      $608,806,148       30.8%         5.7497%        1.27x      73.5%
                                            ================================================================================
HOTEL
                Full Service                      5      $230,151,829       11.6%         6.0751%        2.07x      49.6%
                Limited Service                   7        85,851,151        4.4%         5.8010%        1.40       73.0%
                                            --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          12      $316,002,980       16.0%         6.0006%        1.88x      56.0%
                                            ================================================================================
MULTIFAMILY
                Conventional                     12      $ 12,896,000        0.7%         6.0500%        1.39x      55.4%
                Manufactured Housing              4         6,471,524        0.3%         6.1011%        1.39       63.8%
                                            --------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                          16      $ 19,367,524        1.0%         6.0671%        1.39x      58.2%
                                            ================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                                  MORTGAGED    CUT-OFF DATE    INITIAL LOAN    MORTGAGE   WEIGHTED     AVERAGE
                                    REAL        PRINCIPAL         GROUP 1      INTEREST   AVERAGE    CUT-OFF DATE
PROPERTY TYPE                    PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
Office                                56      $  632,956,088        32.0%       5.6698%     1.28x        69.2%
Retail                                90         608,806,148        30.8%       5.7497%     1.27         73.5%
Hotel                                 12         316,002,980        16.0%       6.0006%     1.88         56.0%
Mixed Use                             14         210,843,836        10.7%       5.7217%     1.28         72.0%
Industrial                            21         178,954,350         9.1%       5.6775%     1.29         74.2%
Multifamily                           16          19,367,524         1.0%       6.0671%     1.39         58.2%
Self Storage                           5           8,721,779         0.4%       5.9279%     1.61         58.4%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              214      $1,975,652,706       100.0%       5.7586%     1.38x        69.0%
                                 =================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                               WEIGHTED
                                 NUMBER OF                     PERCENTAGE OF   AVERAGE                 WEIGHTED        WEIGHTED
                                 UNDERLYING    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE         AVERAGE
                                  MORTGAGE      PRINCIPAL         GROUP 1      INTEREST   AVERAGE    CUT-OFF DATE      REMAINING
LOAN TYPE                          LOANS       BALANCE (1)        BALANCE        RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
----------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans           31      $1,023,378,388        51.8%       5.6864%     1.46x        66.0%            97
Balloon Loans with Partial IO
   Term                               82         681,138,250        34.5%       5.8161%     1.29         73.0%            41
Balloon Loans without IO Term         57         240,666,068        12.2%       5.9029%     1.30         70.7%            N/A
ARD Loans with Partial IO Term         5          23,620,000         1.2%       5.7519%     1.30         66.7%            51
ARD Loans without IO Term              2           6,850,000         0.3%       5.7812%     1.19         73.7%            N/A
                                 -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              177      $1,975,652,706       100.0%       5.7586%     1.38x        69.0%            N/A
                                 =================================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                         ORIGINAL AMORTIZATION TERMS(1)

                                                                           WEIGHTED
                                 NUMBER OF                  PERCENTAGE OF   AVERAGE               WEIGHTED
           RANGE OF             UNDERLYING   CUT-OFF DATE   INITIAL LOAN   MORTGAGE  WEIGHTED     AVERAGE
     ORIGINAL AMORTIZATION       MORTGAGE      PRINCIPAL       GROUP 1     INTEREST  AVERAGE   CUT-OFF DATE
      TERMS (MONTHS) (1)           LOANS      BALANCE (2)      BALANCE       RATE    U/W DSCR  LTV RATIO (2)
------------------------------------------------------------------------------------------------------------
Interest Only                        31     $1,023,378,388      51.8%       5.6864%    1.46x       66.0%
180 - 300                             7         59,819,623       3.0%       5.9103%    1.39        70.6%
301 - 360                           139        892,454,695      45.2%       5.8312%    1.29        72.3%
                                ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             177     $1,975,652,706     100.0%       5.7586%    1.38x       69.0%
                                ============================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (3):     180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (3):   356

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                     ORIGINAL TERMS TO STATED MATURITY(1, 2)

                                                                           WEIGHTED
                                 NUMBER OF                  PERCENTAGE OF   AVERAGE               WEIGHTED
           RANGE OF             UNDERLYING   CUT-OFF DATE   INITIAL LOAN   MORTGAGE  WEIGHTED     AVERAGE
        ORIGINAL TERMS TO        MORTGAGE      PRINCIPAL       GROUP 1     INTEREST  AVERAGE   CUT-OFF DATE
 STATED MATURITY (MONTHS) (1)      LOANS     BALANCE (2)      BALANCE       RATE    U/W DSCR  LTV RATIO (2)
------------------------------------------------------------------------------------------------------------
 60 -  84                            18     $  429,049,258      21.7%       5.8670%    1.65x       61.2%
 85 - 120                           129      1,250,538,703      63.3%       5.7229%    1.31        70.8%
121 - 122                            30        296,064,745      15.0%       5.7522%    1.29        72.7%
                                ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             177     $1,975,652,706     100.0%       5.7586%    1.38x       69.0%
                                ============================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     122
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   108

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                        REMAINING AMORTIZATION TERMS (1)

                                                                           WEIGHTED
                                 NUMBER OF                  PERCENTAGE OF   AVERAGE               WEIGHTED
           RANGE OF             UNDERLYING   CUT-OFF DATE   INITIAL LOAN   MORTGAGE  WEIGHTED     AVERAGE
    REMAINING AMORTIZATION       MORTGAGE      PRINCIPAL       GROUP 1     INTEREST   AVERAGE  CUT-OFF DATE
     TERMS (MONTHS) (1, 2)         LOANS      BALANCE (2)      BALANCE       RATES   U/W DSCR  LTV RATIO (2)
------------------------------------------------------------------------------------------------------------
Interest Only                        31     $1,023,378,388      51.8%       5.6864%    1.46x       66.0%
180 - 300                             7         59,819,623       3.0%       5.9103%    1.39        70.6%
301 - 358                            29        117,572,050       6.0%       5.9035%    1.27        70.9%
359 - 360                           110        774,882,645      39.2%       5.8203%    1.29        72.5%
                                ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             177     $1,975,652,706     100.0%       5.7586%    1.38x       69.0%
                                ============================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):     360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2, 3):     180
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2, 3):   356

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2007.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.

                    REMAINING TERMS TO STATED MATURITY (1, 2)

                                                                           WEIGHTED
                                 NUMBER OF                  PERCENTAGE OF   AVERAGE              WEIGHTED
           RANGE OF             UNDERLYING   CUT-OFF DATE   INITIAL LOAN   MORTGAGE  WEIGHTED     AVERAGE
   REMAINING TERMS TO STATED     MORTGAGE      PRINCIPAL       GROUP 1     INTEREST   AVERAGE  CUT-OFF DATE
   MATURITY (MONTHS) (1, 2)        LOANS      BALANCE (2)      BALANCE       RATES   U/W DSCR  LTV RATIO (2)
------------------------------------------------------------------------------------------------------------
 53 -  60                            11     $  387,861,087      19.6%       5.8744%    1.69x       60.6%
 61 -  84                             7         41,188,171       2.1%       5.7969%    1.33        67.0%
 85 - 115                            15         60,626,154       8.1%       5.9269%    1.30        72.0%
116 - 118                            55        479,195,242      24.3%       5.7589%    1.33        72.8%
119 - 121                            89        906,782,052      45.9%       5.6773%    1.29        70.2%
                                ----------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             177     $1,975,652,706     100.0%       5.7586%    1.38x       69.0%
                                ============================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):     121
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):      53
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1, 2):   106

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       CUT-OFF DATE PRINCIPAL BALANCES(1)

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                 UNDERLYING    CUT-OFF DATE    INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
  RANGE OF CUT-OFF DATE           MORTGAGE       PRINCIPAL        GROUP 1      INTEREST    AVERAGE   CUT-OFF DATE
  PRINCIPAL BALANCES (1)           LOANS        BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
$    878,478 -    1,000,000            3      $    2,776,787         0.1%       6.0547%     1.30x        61.6%
   1,000,001 -    1,500,000           10          13,239,615         0.7%       6.0633%     1.38         66.1%
   1,500,001 -    2,000,000           14          24,904,385         1.3%       5.9383%     1.33         69.1%
   2,000,001 -    3,000,000           26          65,310,186         3.3%       5.8540%     1.31         68.0%
   3,000,001 -    4,000,000           21          71,643,707         3.6%       5.8058%     1.30         72.1%
   4,000,001 -    5,000,000           18          83,633,640         4.2%       5.8647%     1.30         70.2%
   5,000,001 -    6,000,000           13          71,331,251         3.6%       5.8018%     1.32         71.6%
   6,000,001 -    8,000,000           16         112,817,671         5.7%       5.7691%     1.31         72.7%
   8,000,001 -   10,000,000           14         125,197,868         6.3%       5.8555%     1.25         72.1%
  10,000,001 -   12,500,000            8          91,399,977         4.6%       5.7076%     1.28         73.9%
  12,500,001 -   15,000,000           10         139,319,231         7.1%       5.7748%     1.30         70.5%
  15,000,001 -   20,000,000            2          33,600,000         1.7%       5.6858%     1.20         76.9%
  20,000,001 -   30,000,000            7         168,200,000         8.5%       5.6994%     1.37         72.1%
  30,000,001 -   40,000,000            5         167,100,000         8.5%       5.8280%     1.29         76.4%
  40,000,001 -   60,000,000            5         246,500,000        12.5%       5.6657%     1.35         71.7%
  60,000,001 -  120,000,000            3         263,000,000        13.3%       5.5987%     1.25         77.6%
 120,000,001 - $160,678,388            2         295,678,388        15.0%       5.8396%     1.82         46.0%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              177      $1,975,652,706       100.0%       5.7586%     1.38x        69.0%
                                 =================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $160,678,388
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):       $878,478
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):   $ 11,161,880

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                 UNDERLYING    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
           RANGE OF               MORTGAGE       PRINCIPAL        GROUP 1      INTEREST    AVERAGE    CUT-OFF DATE
          U/W DSCRs                 LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
1.04x - 1.16                           5      $   41,788,171         2.1%       5.6786%     1.08x        77.2%
1.17  - 1.20                          32         370,086,535        18.7%       5.6919%     1.19         75.2%
1.21  - 1.24                          41         274,034,000        13.9%       5.7795%     1.22         74.5%
1.25  - 1.32                          42         502,336,584        25.4%       5.7112%     1.28         75.1%
1.33  - 1.37                          18         352,018,544        17.8%       5.6916%     1.35         63.7%
1.38  - 1.47                          17         105,550,674         5.3%       5.8656%     1.41         68.0%
1.48  - 1.72                          17         162,213,199         8.2%       5.7247%     1.56         65.4%
1.73  - 2.00                           2          27,000,000         1.4%       5.7819%     1.76         61.2%
2.01  - 2.39x                          3         140,625,000         7.1%       6.2087%     2.38         37.5%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              177      $1,975,652,706       100.0%       5.7586%     1.38x        69.0%
                                 =================================================================================

MAXIMUM U/W DSCR:     2.39x
MINIMUM U/W DSCR:     1.04x
WTD. AVG. U/W DSCR:   1.38x

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                             MORTGAGE INTEREST RATES

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                 UNDERLYING    CUT-OFF DATE    INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
           RANGE OF               MORTGAGE       PRINCIPAL        GROUP 1      INTEREST    AVERAGE   CUT-OFF DATE
   MORTGAGE INTEREST RATES          LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
5.4650% - 5.6150%                     20      $  553,580,684        28.0%       5.5309%     1.29x        68.7%
5.6151% - 5.7652%                     54         641,118,248        32.5%       5.6771%     1.30         73.5%
5.7653% - 5.9153%                     57         360,820,230        18.3%       5.8379%     1.29         72.6%
5.9154% - 6.0654%                     25         182,207,310         9.2%       5.9640%     1.34         69.6%
6.0655% - 6.2155%                     11          52,745,353         2.7%       6.1273%     1.29         75.1%
6.2156% - 6.4400%                     10         185,180,881         9.4%       6.2595%     2.11         44.9%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              177      $1,975,652,706       100.0%       5.7586%     1.38x        69.0%
                                 =================================================================================

MAXIMUM MORTGAGE INTEREST RATE:     6.4400%
MINIMUM MORTGAGE INTEREST RATE:     5.4650%
WTD. AVG. MORTGAGE INTEREST RATE:   5.7586%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS(1)

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                                 UNDERLYING    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
    RANGE OF CUT-OFF DATE         MORTGAGE       PRINCIPAL        GROUP 1      INTEREST    AVERAGE   CUT-OFF DATE
   LOAN-TO-VALUE RATIOS (1)         LOANS       BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
31.0% - 60.0%                         19      $  366,676,954        18.6%       5.8709%     1.75x        47.6%
60.1% - 65.0%                         20         140,837,504         7.1%       5.7887%     1.47         63.0%
65.1% - 70.0%                         32         297,977,056        15.1%       5.7545%     1.34         67.9%
70.1% - 73.0%                         21         162,079,509         8.2%       5.7498%     1.30         71.2%
73.1% - 75.0%                         17          80,810,714         4.1%       5.7663%     1.35         73.8%
75.1% - 79.0%                         39         616,198,422        31.2%       5.7304%     1.25         77.1%
79.1% - 80.0%                         29         311,072,547        15.7%       5.6749%     1.23         79.6%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              177      $1,975,652,706       100.0%       5.7586%     1.38x        69.0%
                                 =================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):     80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):     31.0%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   69.0%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED
                                  MORTGAGED    CUT-OFF DATE     INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
                                    REAL         PRINCIPAL        GROUP 1      INTEREST    AVERAGE   CUT-OFF DATE
OWNERSHIP INTEREST               PROPERTIES     BALANCE (1)       BALANCE       RATES     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
Fee                                  206      $1,834,882,654       92.9%        5.7575%      1.38x       68.8%
Fee/Leasehold                          4          87,808,228        4.4%        5.7939%      1.35        74.3%
Leasehold                              4          52,961,824        2.7%        5.7371%      1.31        68.3%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              214      $1,975,652,706      100.0%        5.7586%      1.38x       69.0%
                                 =================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                         YEARS BUILT/YEARS RENOVATED(1)

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                  MORTGAGED    CUT-OFF DATE    INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
  RANGE OF YEARS                    REAL        PRINCIPAL         GROUP 1      INTEREST   AVERAGE     CUT-OFF DATE
BUILT/RENOVATED (1)              PROPERTIES     BALANCE (2)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
1969 - 1985                           25      $   81,817,931        4.1%        5.6339%     1.28x        76.4%
1986 - 1995                           16         293,579,853       14.9%        5.5711%     1.29         63.3%
1996 - 2000                           19         148,074,425        7.5%        5.7586%     1.37         72.0%
2001 - 2003                           46         432,004,598       21.9%        5.9079%     1.63         60.7%
2004 - 2007                          108       1,020,175,899       51.6%        5.7593%     1.30         73.1%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              214      $1,975,652,706      100.0%        5.7586%     1.38x        69.0%
                                 =================================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2007
OLDEST YEAR BUILT/RENOVATED:        1969
WTD. AVG. YEAR BUILT/RENOVATED:     2001

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                      OCCUPANCY RATES AT UNDERWRITING(1, 2)

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                 WEIGHTED
                                  MORTGAGED    CUT-OFF DATE    INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
         RANGE OF                   REAL         PRINCIPAL        GROUP 1      INTEREST   AVERAGE     CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)       PROPERTIES     BALANCE (1)       BALANCE        RATE     U/W DSCR   LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
53% - 80%                             26      $  531,062,588       26.9%        5.8698%     1.60x        57.4%
81% - 85%                             14         166,856,775        8.4%        5.7202%     1.46         67.5%
86% - 90%                             24         146,790,841        7.4%        5.7280%     1.28         75.9%
91% - 93%                             10         119,392,272        6.0%        5.7093%     1.29         75.0%
94% - 95%                              5          24,332,259        1.2%        5.8061%     1.29         73.0%
96% - 97%                             15         134,617,313        6.8%        5.6528%     1.29         74.0%
98% - 100%                           120         852,600,658       43.2%        5.7243%     1.27         73.6%
                                 ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              214      $1,975,652,706      100.0%        5.7586%     1.38x        69.0%
                                 =================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):    100%
MINIMUM OCCUPANCY RATE AT U/W (1):     53%
WTD. AVG. OCCUPANCY RATE AT U/W (1):   90%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

(2) FOR HOSPITALITY PROPERTIES, THE OCCUPANCY PRESENTED ABOVE IS THE OCCUPANCY CONCLUDED BY THE RESPECTIVE LOAN SELLER AT UNDERWRITING BASED ON HISTORICAL PERFORMANCE AND FUTURE OUTLOOK.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       MORTGAGED REAL PROPERTIES BY STATE

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                WEIGHTED
                                  MORTGAGED   CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
                                    REAL        PRINCIPAL       GROUP 2      INTEREST    AVERAGE   CUT-OFF DATE
STATE                            PROPERTIES    BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
North Carolina                       10       $158,760,000       22.4%        6.0010%     1.25x        79.1%
Texas                                12        115,385,356       16.3%        5.6870%     1.29         81.0%
New York                              8        108,990,000       15.4%        5.7251%     1.30         60.2%
Virginia                              3         67,197,814        9.5%        5.0879%     1.21         79.6%
California                            7         46,806,000        6.6%        5.9003%     1.23         76.7%
   Southern California (2)            6         40,756,000        5.7%        5.8973%     1.21         77.0%
   Northern California (2)            1          6,050,000        0.9%        5.9200%     1.32         75.0%
Florida                               2         44,300,000        6.2%        5.6720%     1.39         71.0%
Illinois                              2         25,965,000        3.7%        5.7354%     1.23         66.1%
Kansas                                2         24,896,008        3.5%        5.5197%     1.31         77.9%
Louisiana                             1         22,880,000        3.2%        5.7000%     1.48         80.0%
Iowa                                  1         21,160,000        3.0%        5.5800%     1.20         80.0%
Colorado                              2         13,300,000        1.9%        5.6856%     1.25         78.3%
Nevada                                1         11,500,000        1.6%        5.7400%     1.30         78.2%
Minnesota                             2         11,350,000        1.6%        5.7749%     1.32         74.2%
Washington                            1          8,500,000        1.2%        6.1200%     1.20         66.4%
Ohio                                  3          5,356,398        0.8%        5.9889%     1.47         72.2%
New Jersey                            1          5,289,503        0.7%        5.6400%     1.69         46.8%
Oregon                                1          4,800,000        0.7%        5.9300%     1.13         64.9%
Tennessee                             1          4,477,044        0.6%        5.7600%     1.29         72.2%
Indiana                               1          3,130,000        0.4%        6.2000%     1.41         69.6%
Mississippi                           1          2,957,475        0.4%        5.8900%     1.46         79.9%
Alabama                               1          1,457,238        0.2%        5.8500%     1.31         79.8%
Michigan                              1            679,457        0.1%        6.1400%     1.31         77.2%
                                 -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              64       $709,137,294      100.0%        5.7280%     1.28x        74.7%
                                 ===============================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                                WEIGHTED
                                                        NUMBER OF                PERCENTAGE OF   AVERAGE               WEIGHTED
                                                        MORTGAGED  CUT-OFF DATE  INITIAL LOAN   MORTGAGE  WEIGHTED     AVERAGE
                                 PROPERTY                 REAL      PRINCIPAL       GROUP 2     INTEREST  AVERAGE   CUT-OFF DATE
PROPERTY TYPE                    SUB-TYPE              PROPERTIES  BALANCE (1)      BALANCE       RATE    U/W DSCR  LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                                 Conventional              62      $699,741,286      98.7%       5.7223%    1.28x       74.8%
                                 Manufactured Housing       1           896,008       0.1%       6.4500%    1.30        76.9%
                                                       --------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                    63      $700,637,294      98.8%       5.7232%    1.28x       74.8%
                                                       ==========================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                WEIGHTED
                                  MORTGAGED   CUT-OFF DATE   INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
                                    REAL       PRINCIPAL        GROUP 2      INTEREST   AVERAGE    CUT-OFF DATE
PROPERTY TYPE                    PROPERTIES    BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
Multifamily                          63       $700,637,294       98.8%        5.7232%     1.28x        74.8%
Mixed Use (2)                         1          8,500,000        1.2%        6.1200%     1.20         66.4%
                                 -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              64       $709,137,294      100.0%        5.7280%     1.28x        74.7%
                                 ===============================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

(2) THE GREENWOOD APATMENTS MORTGAGE LOAN IS COMPRISED OF A MULTIFAMILY COMPONENT AND A RETAIL COMPONENT.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                WEIGHTED         WEIGHTED
                                 UNDERLYING   CUT-OFF DATE   INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE         AVERAGE
                                  MORTGAGE     PRINCIPAL        GROUP 2      INTEREST    AVERAGE   CUT-OFF DATE      REMAINING
LOAN TYPE                           LOANS      BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
--------------------------------------------------------------------------------------------------------------------------------
Interest Only Balloon Loans          32       $573,335,000        80.8%       5.7116%     1.27x        75.4%            108
Balloon Loans with Partial
   IO Term                           16        100,710,000        14.2%       5.7722%     1.32         72.0%             40
Balloon Loans without IO Term        13         35,092,294         4.9%       5.8681%     1.39         71.0%            N/A
                                 -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61       $709,137,294       100.0%       5.7280%     1.28x        74.7%            N/A
                                 ===============================================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           ORIGINAL AMORTIZATION TERMS

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                 WEIGHTED
           RANGE OF              UNDERLYING   CUT-OFF DATE   INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
     ORIGINAL AMORTIZATION        MORTGAGE      PRINCIPAL       GROUP 2      INTEREST    AVERAGE   CUT-OFF DATE
        TERMS (MONTHS)             LOANS       BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
Interest Only                        32       $573,335,000        80.8%       5.7116%     1.27x        75.4%
360 - 480                            29        135,802,294        19.2%       5.7970%     1.34         71.7%
                                 -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61       $709,137,294       100.0%       5.7280%     1.28x        74.7%
                                 ===============================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS):     420
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS):     360
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS):   364

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                        ORIGINAL TERMS TO STATED MATURITY

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                 WEIGHTED
           RANGE OF              UNDERLYING   CUT-OFF DATE   INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
        ORIGINAL TERMS            MORTGAGE     PRINCIPAL        GROUP 2      INTEREST    AVERAGE   CUT-OFF DATE
  TO STATED MATURITY (MONTHS)       LOANS      BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
 60 -  84                             6       $123,555,050        17.4%       5.7471%    1.29x         72.9%
 85 - 120                            46        483,510,200        68.2%       5.7167%    1.28          77.8%
121 - 122                             9        102,072,044        14.4%       5.7584%    1.26          62.1%
                                 -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61       $709,137,294       100.0%       5.7280%    1.28x         74.7%
                                 ===============================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):     122
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):      60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):   111

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                         REMAINING AMORTIZATION TERMS(1)

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                 WEIGHTED
           RANGE OF              UNDERLYING   CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
    REMAINING AMORTIZATION        MORTGAGE      PRINCIPAL       GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
      TERMS (MONTHS) (1)            LOANS      BALANCE (1)      BALANCE        RATES    U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
Interest Only                        32       $573,335,000        80.8%       5.7116%     1.27x        75.4%
354 - 359                            13         35,092,294         4.9%       5.8681%     1.39         71.0%
360 - 420                            16        100,710,000        14.2%       5.7722%     1.32         72.0%
                                 -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61       $709,137,294       100.0%       5.7280%     1.28x        74.7%
                                 ===============================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1):     420
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1):     354
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1):   363

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                     REMAINING TERMS TO STATED MATURITY (1)

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                 WEIGHTED
           RANGE OF              UNDERLYING   CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
        REMAINING TERMS           MORTGAGE      PRINCIPAL       GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)     LOANS      BALANCE (1)      BALANCE        RATES    U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
55  - 65                              5       $ 96,555,050        13.6%       5.7911%     1.23x        74.7%
66  - 84                              1         27,000,000         3.8%       5.5900%     1.51         66.7%
85  - 115                             8         41,569,743         5.9%       5.7500%     1.26         78.8%
116 - 118                            35        460,152,355        64.9%       5.7308%     1.27         74.5%
119 - 120                            12         83,860,145        11.8%       5.6735%     1.34         76.6%
                                 -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61       $709,137,294       100.0%       5.7280%     1.28x        74.7%
                                 ===============================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1):     120
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1):      55
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1):   108

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                       CUT-OFF DATE PRINCIPAL BALANCES(1)

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                WEIGHTED
                                 UNDERLYING   CUT-OFF DATE   INITIAL LOAN    MORTGAGE   WEIGHTED     AVERAGE
     RANGE OF CUT-OFF DATE        MORTGAGE      PRINCIPAL       GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
     PRINCIPAL BALANCES(1)         LOANS       BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
  $679,457 -   1,000,000              2       $  1,575,465         0.2%       6.3163%    1.30x         77.0%
 1,000,001 -   1,500,000              5          6,883,238         1.0%       6.0171%    1.35          74.7%
 1,500,001 -   2,000,000              1          1,725,000         0.2%       5.7200%    1.25          74.0%
 2,000,001 -   3,000,000              8         20,996,289         3.0%       5.8625%    1.34          74.3%
 3,000,001 -   4,000,000              1          3,130,000         0.4%       6.2000%    1.41          69.6%
 4,000,001 -   5,000,000              6         28,202,799         4.0%       5.7783%    1.27          72.1%
 5,000,001 -   6,000,000              4         21,569,503         3.0%       5.9252%    1.37          71.4%
 6,000,001 -   8,000,000              5         34,530,000         4.9%       5.7729%    1.27          76.2%
 8,000,001 -  10,000,000              8         72,590,000        10.2%       5.7561%    1.30          76.6%
10,000,001 -  12,500,000              3         33,500,000         4.7%       5.7343%    1.33          63.5%
12,500,001 -  15,000,000              2         27,400,000         3.9%       6.0115%    1.24          79.8%
15,000,001 -  20,000,000              2         33,620,000         4.7%       5.9456%    1.28          78.8%
20,000,001 -  30,000,000              9        215,325,000        30.4%       5.7284%    1.30          73.3%
30,000,001 -  40,000,000              3         98,490,000        13.9%       5.8985%    1.25          71.1%
40,000,001 -  60,000,000              1         45,000,000         6.3%       5.6200%    1.27          83.6%
60,000,001 - 120,000,000              1         64,600,000         9.1%       5.0500%    1.20          80.0%
                                 -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61       $709,137,294       100.0%       5.7280%    1.28x         74.7%
                                 ===============================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $64,600,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):   $   679,457
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):   $11,625,202

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                 WEIGHTED
                                 UNDERLYING   CUT-OFF DATE   INITIAL LOAN    MORTGAGE   WEIGHTED      AVERAGE
     RANGE OF                     MORTGAGE      PRINCIPAL       GROUP 2      INTEREST   AVERAGE     CUT-OFF DATE
    U/W DSCRS                      LOANS       BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
1.13x - 1.20                          6       $110,480,000        15.6%       5.3320%     1.19x        77.6%
1.21  - 1.24                         15        236,015,550        33.3%       5.8677%     1.22         73.9%
1.25  - 1.28                         10         99,580,756        14.0%       5.7194%     1.26         80.9%
1.29  - 1.32                         14        139,379,798        19.7%       5.7846%     1.31         72.2%
1.33  - 1.37                          4         21,948,185         3.1%       6.0873%     1.35         79.2%
1.38  - 1.47                          7         35,135,289         5.0%       5.7707%     1.42         66.4%
1.48  - 1.75x                         5         66,597,716         9.4%       5.6433%     1.53         71.6%
                                 -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61       $709,137,294       100.0%       5.7280%     1.28x        74.7%
                                 ===============================================================================

MAXIMUM U/W DSCR:     1.75x
MINIMUM U/W DSCR:     1.13x
WTD. AVG. U/W DSCR:   1.28x

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                             MORTGAGE INTEREST RATES

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                 WEIGHTED
                                 UNDERLYING   CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
           RANGE OF               MORTGAGE      PRINCIPAL       GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
    MORTGAGE INTEREST RATES         LOANS      BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
5.0500% - 5.2000%                     1       $ 64,600,000         9.1%       5.0500%    1.20x         80.0%
5.2001% - 5.5002%                     2         32,000,000         4.5%       5.4825%    1.29          77.9%
5.5003% - 5.6503%                    12        175,124,953        24.7%       5.5993%    1.33          75.6%
5.6504% - 5.8004%                    20        227,047,594        32.0%       5.7464%    1.29          69.0%
5.8005% - 5.9505%                     7         51,799,714         7.3%       5.9178%    1.26          76.7%
5.9506% - 6.1006%                     9        107,266,333        15.1%       6.0447%    1.27          79.3%
6.1007% - 6.2507%                     7         43,599,507         6.1%       6.1710%    1.24          76.5%
6.2508% - 6.7400%                     3          7,699,193         1.1%       6.6215%    1.26          78.5%
                                 -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61       $709,137,294       100.0%       5.7280%    1.28x         74.7%
                                 ===============================================================================

MAXIMUM MORTGAGE INTEREST RATE:     6.7400%
MINIMUM MORTGAGE INTEREST RATE:     5.0500%
WTD. AVG. MORTGAGE INTEREST RATE:   5.7280%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS(1)

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                WEIGHTED
                                 UNDERLYING   CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
    RANGE OF CUT-OFF DATE         MORTGAGE      PRINCIPAL       GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
   LOAN-TO-VALUE RATIOS (1)        LOANS       BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
46.8% - 60.0%                         6       $ 89,859,503        12.7%       5.7605%     1.31x        55.8%
60.1% - 65.0%                         2         25,365,000         3.6%       5.7841%     1.19         63.3%
65.1% - 70.0%                         8         64,128,213         9.0%       5.7403%     1.42         67.4%
70.1% - 73.0%                         2          7,377,594         1.0%       5.7679%     1.26         71.4%
73.1% - 75.0%                         6         19,491,449         2.7%       5.7566%     1.29         74.7%
75.1% - 79.0%                        14        120,350,821        17.0%       5.6649%     1.26         77.3%
79.1% - 83.6%                        23        382,564,714        53.9%       5.7322%     1.26         80.4%
                                 -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              61       $709,137,294       100.0%       5.7280%     1.28x        74.7%
                                 ===============================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):     83.6%
MINIMUM CUT-OFF DATE LTV RATIO (1):     46.8%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):   74.7%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                          WEIGHTED
                                  NUMBER OF                PERCENTAGE OF   AVERAGE              WEIGHTED
                                  MORTGAGED  CUT-OFF DATE   INITIAL LOAN  MORTGAGE  WEIGHTED    AVERAGE
                                    REAL       PRINCIPAL       GROUP 2    INTEREST   AVERAGE  CUT-OFF DATE
OWNERSHIP INTEREST               PROPERTIES   BALANCE (1)      BALANCE      RATES   U/W DSCR  LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------
Fee                                  64      $709,137,294      100.0%     5.7280%     1.28x       74.7%
                                 --------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              64      $709,137,294      100.0%     5.7280%     1.28x       74.7%
                                 ==========================================================================

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                         YEARS BUILT/YEARS RENOVATED(1)

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                 WEIGHTED
                                  MORTGAGED   CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
        RANGE OF YEARS              REAL        PRINCIPAL       GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
      BUILT/RENOVATED (1)        PROPERTIES    BALANCE (2)      BALANCE        RATE     U/W DSCR   LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------
1969 - 1985                           5       $ 18,913,823         2.7%       6.0304%     1.29x        75.6%
1986 - 1995                           5         40,499,457         5.7%       5.7879%     1.31         73.5%
1996 - 2000                           8         71,763,288        10.1%       5.9879%     1.25         77.0%
2001 - 2003                          13        213,600,000        30.1%       5.7037%     1.29         69.5%
2004 - 2007                          33        364,360,726        51.4%       5.6686%     1.28         77.4%
                                 -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              64       $709,137,294       100.0%       5.7280%     1.28x        74.7%
                                 ===============================================================================

MOST RECENT YEAR BUILT/RENOVATED:   2007
OLDEST YEAR BUILT/RENOVATED:        1969
WTD. AVG. YEAR BUILT/RENOVATED:     2002

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR THE YEAR RENOVATED OF THE MORTGAGED REAL PROPERTIES.

(2)  BASED ON A CUT-OFF DATE IN JUNE 2007.

                       OCCUPANCY RATES AT UNDERWRITING(1)

                                                                             WEIGHTED
                                  NUMBER OF                  PERCENTAGE OF    AVERAGE                 WEIGHTED
                                  MORTGAGED   CUT-OFF DATE    INITIAL LOAN   MORTGAGE   WEIGHTED      AVERAGE
           RANGE OF                 REAL        PRINCIPAL       GROUP 2      INTEREST    AVERAGE    CUT-OFF DATE
  OCCUPANCY RATES AT U/W (1)     PROPERTIES    BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------
70% -  80%                            1       $  1,831,528         0.3%       5.5200%     1.26x        74.5%
81% -  85%                            3         40,764,138         5.7%       5.6847%     1.20         78.4%
86% -  90%                           10        133,021,412        18.8%       5.8206%     1.25         80.5%
91% -  93%                            9        117,325,000        16.5%       5.7625%     1.25         75.6%
94% -  95%                            9         64,542,800         9.1%       5.9370%     1.32         74.3%
96% -  97%                           10        171,079,916        24.1%       5.4862%     1.30         73.2%
98% - 100%                           22        180,572,500        25.5%       5.8036%     1.31         70.6%
                                 -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              64       $709,137,294       100.0%       5.7280%     1.28x        74.7%
                                 ===============================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):     100%
MINIMUM OCCUPANCY RATE AT U/W (1):      70%
WTD. AVG. OCCUPANCY RATE AT U/W (1):    94%

(1)  BASED ON A CUT-OFF DATE IN JUNE 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           SIGNIFICANT MORTGAGE LOANS

                                                                    PERCENTAGE
                                                         CUT-OFF     OF INITIAL                                              CUT-OFF
                                                          DATE       MORTGAGE                             MORTGAGE            DATE
                                           PROPERTY     PRINCIPAL      POOL                   LOAN PER    INTEREST   U/W      LTV
 #   LOAN NAME                               TYPE      BALANCE (1)    BALANCE     SF/UNITS  SF/UNITS (1)    RATE     DSCR  RATIO (1)
 1   Main Plaza                             Office    $160,678,388     6.0%       582,871     $    276     5.5147%  1.34x    53.2%
 2   Mandarin Oriental                      Hotel     $135,000,000     5.0%         248       $544,355     6.2262%  2.39x    37.4%
 3   Westwood Complex                     Mixed Use   $ 95,000,000     3.5%       710,870     $    134     5.6355%  1.18x    77.7%
 4   TRT Industrial Portfolio             Industrial  $ 85,000,000     3.2%      1,918,161    $     44     5.6600%  1.27x    75.9%
 5   Koger Center Office Park Portfolio     Office    $ 83,000,000     3.1%       676,490     $    123     5.4939%  1.30x    79.2%
 6   Marina Shores Apartments            Multifamily  $ 64,600,000     2.4%         392       $164,796     5.0500%  1.20x    80.0%
 7   Ardenwood Corporate Park               Office    $ 55,000,000     2.0%       307,657     $    179     5.9500%  1.35x    67.9%
 8   520 Broadway                           Office    $ 51,000,000     1.9%       111,583     $    457     5.5680%  1.20x    68.0%
 9   Wedgewood South                      Industrial  $ 50,000,000     1.9%       463,846     $    108     5.5800%  1.23x    78.5%
10   Courtyard San Diego Downtown           Hotel     $ 46,000,000     1.7%         245       $187,755     5.6490%  1.62x    67.6%
                                                      ------------    ----                                 ------   ----     ----
     TOTAL / WTD. AVG.                                $825,278,388    30.7%                                5.6652%  1.47x    64.7%
                                                      ============    ====                                 ======   ====     ====

(1)  Based on a June 2007 Cut-Off Date.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                   MAIN PLAZA

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $160,678,388
CUT-OFF DATE PRINCIPAL BALANCE(1):   $160,678,388
FIRST PAYMENT DATE:                  June 11, 2007
MORTGAGE INTEREST RATE:              5.5147% per annum
AMORTIZATION TERM:                   Interest-only(2)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       May 11, 2017
MATURITY/ARD BALANCE:                $160,678,388
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Yield Maintenance until the date that is
                                     three (3) months prior to the
                                     Maturity Date. (3)
LOAN PER SF(1):                      $276
UP-FRONT RESERVES:                   TI/LC Reserve:               $9,970,000(4)
ONGOING RESERVES:                    Tax and Insurance Reserve:          Yes(5)
                                     Replacement Reserve:          Springing(6)
                                     TI/LC Reserve:                Springing(7)
LOCKBOX:                             Hard
SUBORDINATE FINANCING:               None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset(8)
PROPERTY TYPE:                       Office
PROPERTY SUB-TYPE:                   Central Business District
LOCATION:                            Irvine, California(8)
YEAR BUILT/RENOVATED:                1988/NA
SQUARE FEET:                         582,871
OCCUPANCY AT U/W(9):                 79%
OWNERSHIP INTEREST:                  Fee

MAJOR TENANT(S)               NRSF    % OF TOTAL NRSF   LEASE EXPIRATION
---------------              ------  ----------------   ----------------
Lawyers Title Insurance      46,794          8.0%          9/30/2012
Balboa Capital Corporation   24,257          4.2%          7/31/2009
Environ Holdings             20,380          3.5%           6/3/2008
PROPERTY MANAGEMENT:                 Maguire Properties, L.P.

                              12/31/2005   12/31/2006    2/28/2007       U/W
                             -----------   ----------   ----------   -----------
NET OPERATING INCOME:        $10,766,083   $9,294,309   $9,323,500   $12,379,627
NET CASH FLOW:                                                       $12,069,534
DSCR:                                                                 1.34x
APPRAISED VALUE:                     $302,000,000
APPRAISAL DATE:                      March 27, 2007
CUT-OFF DATE LTV RATIO(1):           53.2%
MATURITY/ARD LTV RATIO:              53.2%

(1)  Based on the June 2007 cut-off date principal balance.

(2)  The Main Plaza Loan is interest-only for its entire term.

(3) In addition to the option to prepay with Yield Maintenance, the borrower has the option to defease at any time after the date which is two years from the "startup day" of the trust.

(4) The TI/LC reserve was established at closing to fund tenant improvement and leasing commission obligations.

(5) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies. For so long as a blanket insurance premium financing arrangement is in effect, the borrower is required to make a financing installment in lieu of the insurance reserve payment.

(6) After the occurrence of an event of default (whether or not cured), the borrower is required to deposit $9,715 per month into a replacement reserve to fund ongoing repairs and replacements.

(7) After the second anniversary of the origination date, the borrower is required to deposit $36,430 to fund the TI/LC reserve.

(8) The Main Plaza Loan is secured by two office properties, 1920 Main Plaza and 2010 Main Plaza, each located in Irvine, California.

(9)  Based on the March 27, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

THE PROPERTY

- Main Plaza (the "Subject") is composed of two twelve-story, Class A office buildings in Irvine, CA. Equity Office Properties Trust (NYSE: EOP) recently sold these buildings to Blackstone Real Estate Partners ("Blackstone") as part of a larger merger between the two organizations valued at $36.0 billion. Shortly thereafter, Blackstone entered into an agreement to sell a portfolio of Orange County office properties, including the Subject, to Maguire Properties, Inc., the controlling entity of the sponsor.

- The Subject asset was constructed in 1986. Totaling 582,872 square feet of net rentable area on 7.81 acres, the property is located at the corner of MacArthur Boulevard and Main Street. Currently, the property is 79.4% leased to a diverse tenant mix including Lawyers Title Insurance (8.0% NRA; $31.08/SF; Lease Exp. 9/30/2012), Balboa Capital Corporation (4.2% NRA; $25.20/SF; Lease Exp. 7/31/2009) and Environ Holdings (3.5% NRA; $27.15/SF; 6/3/2008). In total, there are 69 varied tenants with an average in-place rent of $29.23/SF, which is below market rent of $36.92/SF. The Subject has large floor plates to accommodate a variety of tenant layouts, including single floor space.

- Lawyers Title Insurance Corporation ("Lawyers Title") (8.0% NRA; $31.08/SF; Lease Exp. 9/30/2012), the largest tenant, is a subsidiary of LandAmerica Financial Group, Inc. ("LandAmerica"). Lawyers Title currently occupies approximately 46,794 square feet. LandAmerica is a leading provider of real estate transaction services for residential and commercial clients throughout the United States, Mexico, Canada, the Caribbean, Latin America, Europe and Asia. The company's international operations are housed in over 1,000 offices with more than 10,000 active agents. LandAmerica is a Fortune 500 company, recognized on Fortune's 2007 list of America's most admired companies. For 2006, it reported revenue of $4.01 billion and net income of $98.8 million.

- Balboa Capital Corporation ("Balboa") (4.2% NRA; $25.20/SF; Lease Exp. 7/31/2009) is the second largest tenant with approximately 24,257 square feet of space, which serves as its corporate headquarters. Balboa is now one of the largest privately held finance companies and specializes in equipment leasing and financing. Balboa has financed small and midsized businesses throughout the United States for almost 20 years. The company's strategy for continued growth and success is a focus on personal relationships, speed and management.

- Environ Holdings ("Environ") (3.5% NRA; $27.15/SF; Lease Exp. 6/3/2008), the third largest tenant, occupies 20,380 square feet. Established in 1982, Environ is an environmental consulting firm specializing in assessing risk factors related to the presence of chemicals in the environment and commercial and consumer products. Additionally, the company assists clients with compliance in connection with environmental regulations from its offices in the United States, Europe and the Asia/Pacific region. The company has grown by expanding internationally in 1996, 2000 and 2001, merging with other consulting firms in 2003 and 2005 and completing a management buyout in 1999. Currently, Environ has 67 offices throughout the world with a combined staff of nearly 900 people that has completed projects in more than 50 countries.

THE MARKET

- Main Plaza is in the Anaheim-Santa Ana MSA within Orange County in southern California. The area is bordered by Los Angeles County to the Northwest, San Bernardino County to the Northeast, Riverside County to the East and San Diego County to the Southeast. Orange County has a larger population than 20 states in the nation and is the second and fifth most populated county in California and the United States, respectively. The county continues to have steady employment and greater employment growth than California and the nation overall due to industrial production in the manufacturing sector related to technology and aerospace that outpaces the national average. Large national and international corporations spanning a variety of industries support the dominant employment sectors in the area. As of February 2007, the unemployment rate in Orange County was 3.5%, down 0.1% from the previous month and below 5.2% and 4.5% for the state and the nation, respectively. The economy is also supported by tourism as visitors are drawn to Disneyland and beach areas.

- The Subject is located in Irvine, a city totaling 42.8 square miles. Situated at MacArthur Boulevard, a major north to south road,

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     and Main Street, a major east to west street, the Subject is served by an extensive transportation network designed to connect the southern California region. In the immediate area, the neighborhood is characterized by commercial and residential development. North and South of the property are mid- to high-rise commercial offices from the San Diego Freeway (I-405) to Marymount-Webster University; and East and West are a mix of commercial and residential properties extending from the San Joaquin Wildlife Sanctuary to the John Wayne Orange County Airport.

- The Orange County office market totals approximately 78.4 million square feet with a REIS reported vacancy rate of 8.1% for the first quarter of 2007. Vacancy has decreased 51.8% since 2002. In addition to a decreased vacancy rate for the quarter, the average asking rent rose to $29.81/SF, a 13.1% increase from year end 2005. More pertinent to the performance of Main Plaza, the asking rent for Class A office space is $34.38/SF with a vacancy rate in line with the overall market.

- The property is specifically located in the Airport Office Area submarket. For the first quarter of 2007, REIS reported an average asking rent of $33.51/SF and a vacancy rate of 8.2%. Vacancy in the submarket has decreased 51.4% since 2002. This area has generally been known as a desirable office location in the market, which is reflected in its superior performance. The vacancy rate for Class A space is 7.7% and the asking rental rate is $36.92/SF.

THE SPONSOR

- The sponsor is Maguire Properties, L.P. ("Maguire Properties"), the operating partnership for Maguire Properties, Inc. ("MPI"), a public REIT. MPI is the sole general partner of Maguire Properties. Founded in 1965 in Los Angeles by Robert F. Maguire III, Maguire Properties owns, manages, develops and acquires properties in the Southern California market. Throughout its history, the company has established a reputation of developing premier buildings, often in joint ventures with major corporations. Since the 1980's, Maguire Properties has developed or redeveloped the following projects: Wells Fargo Center in Bunker Hill, Plaza De Las Fuentes in Pasadena, Glendale Center in Glendale, U.S. Bank Tower (which is the tallest building west of the Mississippi River), the Gas Company Tower, 1733 Ocean Avenue in Santa Monica and Water's Edge Phase One. The U.S. Bank Tower and the Gas Company Tower were part of the Los Angeles Central Library redevelopment plan, a project spearheaded by Maguire Properties. Maguire Properties, L.P., is the carve-out guarantor for this transaction and has approximately $431.9 million in net worth and $200.3 million in liquid assets.

THE MANAGEMENT

- Maguire Properties will also manage the Subject. The firm is a full-service real estate company with a tightly integrated platform encompassing development through asset management. The company fosters strong client relationships through superior commitment to individual needs by offering state-of-the-art amenities, including concierge services, local transportation shuttles, 24-hour security and valet parking. Currently, Maguire is the largest owner and operator of Class A office space in the Los Angeles central business district, a distinction that reflects its focus on high quality assets in the Southern California market. The portfolio of properties that Maguire currently owns or manages consists of over 10 million square feet that is 90% leased, including nine office buildings totaling 7.1 million square feet, a hotel with 350 rooms and parking facilities encompassing 10,814 spaces over 3.3 million square feet. Using its in-house expertise and resources in leasing, marketing and property management, the new owner intends to improve and solidify the performance of Main Plaza in this strong and tightening market. Maguire will keep the prior property management firm, Equity Office, in place for the working knowledge of the property, which will complement their own market expertise.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                                                                                              % OF TOTAL       CUMULATIVE % OF
                               AVERAGE BASE RENT                            CUMULATIVE %      BASE RENTAL       TOTAL RENTAL
 YEAR    # OF LEASES ROLLING    PER SF ROLLING     % OF TOTAL SF ROLLING   OF SF ROLLING   REVENUES ROLLING   REVENUES ROLLING
 2007             12                 $29.77                   9.5%                9.5%            12.2%             12.2%
 2008             21                 $28.43                  20.0%               29.5%            24.5%             36.7%
 2009             13                 $26.02                  17.5%               47.0%            19.6%             56.3%
 2010              4                 $29.91                   5.7%               52.7%             7.3%             63.6%
 2011             13                 $32.99                  13.9%               66.6%            19.8%             83.4%
 2012              2                 $29.94                   9.5%               76.1%            12.2%             95.6%
 2013              3                 $30.45                   3.3%               79.4%             4.4%            100.0%
Vacant           N/A                    N/A                  20.6%              100.0%             N/A               N/A

(1)  Data based on the rent roll dated March 27, 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                MANDARIN ORIENTAL
                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $135,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $135,000,000
FIRST PAYMENT DATE:                  April 11, 2007
MORTGAGE INTEREST RATE:              6.2262%  per annum
AMORTIZATION TERM:                   Interest-only(2)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       March 11, 2012
MATURITY/ARD BALANCE:                $135,000,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/defeasance until the date that is
                                     three (3) months prior to the
                                     Maturity Date.
LOAN PER ROOM(1):                    $544,355
UP-FRONT RESERVES:                   FF&E Reserve:                $2,422,317(3)
                                     Seasonality Reserve:         $4,382,276(4)
ONGOING RESERVES:                    Tax and Insurance Reserve:          Yes(5)
                                     FF&E Reserve:                       Yes(3)
                                     Seasonality Reserve:                Yes(4)
LOCKBOX:                             Springing
SUBORDINATE FINANCING:               Yes(6)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset
PROPERTY TYPE:                       Hotel
PROPERTY SUB-TYPE:                   Full Service
LOCATION:                            New York, New York
YEAR BUILT/RENOVATED:                2003/N/A
ROOMS:                               248
OCCUPANCY AT U/W:                    75%
OWNERSHIP INTEREST:                  Fee
PROPERTY MANAGEMENT:                 Mandarin Oriental Management (USA) Inc.,
                                     Mandarin Oriental Overseas Management
                                     Limited and Mandarin Oriental
                                     Hotel Company, Inc.

                        12/31/2004    12/31/2005    4/30/2007       U/W
                        ----------   -----------   -----------   -----------
NET OPERATING INCOME:   $3,529,709   $14,172,744   $23,116,018   $24,354,328
NET CASH FLOW:                                                   $20,403,128
DSCR:                                                               2.39x
APPRAISED VALUE:                     $361,000,000
APPRAISAL DATE:                      January 1, 2007
CUT-OFF DATE LTV RATIO(1):           37.4%
MATURITY/ARD LTV RATIO:              37.4%

(1)  Based on the June 2007 cut-off date principal balance.

(2)  The Mandarin Oriental Loan is interest-only for its entire term.

(3) The borrower was required to deposit $2,422,317 on the closing date into an FF&E reserve to fund ongoing repairs and replacements for the Mandarin Oriental Loan and thereafter on each payment date, borrower is required to deposit 4.0% of gross income from operations for FF&E work.

(4) On the closing date for the Mandarin Oriental Loan, the borrower was required to deposit $4,383,276 into a seasonality reserve to cover any shortfalls in debt service. In addition, the borrower is required, on each payment date, to deposit the amount reasonably estimated by the lender, taking into account the amounts on deposit in the seasonality reserve account, for the borrower to maintain a debt service coverage ratio of 1.05x on a trailing twelve (12) month basis. From and after the date when a debt service coverage ratio of 1.25x is achieved with respect to the Mandarin Oriental Property (giving no consideration to the amounts held in the seasonality reserve account) on a trailing twelve (12) month basis based upon the Interest Rate, the payments into the seasonality debt service reserve will no longer be required and, so long as no event of default under the loan documents exists, the monies then on deposit therein are required to be released to borrower.

(5) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(6) The borrowers' members have incurred mezzanine debt in an aggregate principal amount of $103,000,000, consisting of two mezzanine loans, one in the principal amount of $70,000,000 and one in the principal amount of $33,000,000.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

THE PROPERTY

- The Mandarin Oriental loan is expected to be shadow rated Baa3/BBB- by Moody's and S & P; respectively.

- The Mandarin Oriental (the "Subject") is a full-service, 20-story luxury hotel containing 248 rooms located in the Time Warner Center, a mixed-use complex in New York, NY. Constructed in 2003, the Subject is located in the north tower of the complex with a grand canopied entrance on West 60th Street. Located on floors 38 through 54, the guestrooms provide exceptional views of Central Park and the Hudson River. The 248 units are a mix of 202 guestrooms and 46 suites, including one presidential suite. All units feature either one king-sized or two oversized twin beds. Guestrooms and suites are adorned with 1940s style, Asian Cherry wood furniture, Italian granite vanities, and state of the art technology, including three multi-line telephones with voicemail and data line, high definition LCD flat-panel televisions with surround stereo, CD, and DVD options, video on-demand movies, high speed internet access, and an in-room safe. Additional hotel amenities include 9,710 square feet of meeting and ballroom space, an indoor pool, The Spa at Mandarin Oriental (featuring seven treatment rooms) and a fitness center.

- The AOL Time Warner Center is encompassed by two 80-story glass towers featuring an eight-level podium accommodating retail space (The Shops at Columbus Circle), seven food and beverage outlets (The Restaurant and Bar Collection), and "Jazz at Lincoln Center", which includes a recording studio, a jazz club and three main performance arenas accommodating nearly 2,000 guests. Both towers also include office space, with the south tower housing Time Warner's world headquarters and Time Warner Studios (including CNN and New York 1). Two residential uses, One Central Park Condominiums and The Residences at the Mandarin Oriental New York, are located in the south and north towers, directly above the Time Warner office space and the Subject, respectively. Valet parking is available below grade.

- The Subject features world class dining with its Tony Chi designed Asiate Restaurant, one of the city's most highly regarded venues. The elegant decor is exemplified by a wall of wine bottles and glittering tree-branch sculpture hanging from the ceiling. Asiate seats 82 guests in an intimate collection of booths with access to views of Central Park and the New York City skyline. The Subject also features the destination lounge, MOBar, distinguished by its nickel plated island bar and contemporary furniture, allowing for a warm and leisurely atmosphere.

THE MARKET

- The Subject's primary competitive set is comprised of a representation of internationally renowned luxury hotels including the Four Seasons, Ritz Carlton, St. Regis and the Pierre, all located in Midtown Manhattan. Since the Subject opened in 2004, the Subject has consistently performed in line with its competitive set and has increased Occupancy, ADR and RevPAR consistently year over year. In 2005, the Subject increased Occupancy to 72.4% from 55.2% in 2004. ADR and RevPAR exhibited similar growth by increasing 13.3% to $695.38 and 48.7% to $503.46, respectively. This positive trend continued in 2006, as Occupancy, ADR and RevPAR all improved to 75.0%, $823.49 and $617.62, respectively. For the period ending T-12 April 2007, the property achieved ADR of $849.46, Occupancy of 76.2% and RevPAR of $647.29. The strong performance of these hotels can be attributed to their noteworthy luxury brands, excellent locations, and strong physical products.

- The Subject is conveniently situated in Midtown Manhattan, proximate to the area's primary generators of lodging demand. Many of the main demand generators for the Subject are located within the Times Square district, which extends north from 41st Street to 51st Street and east from Eight Avenue to Sixth Avenue. These include financial and advertising companies, such as Morgan Stanley Dean Witter, Marsh & McLennan, PricewaterhouseCoopers, Viacom/MTV, Ernst & Young, and the New York Times. The Times Square area also offers a wide variety of entertainment options, including more than 300 restaurants and bars and approximately 40 theatres. Another group of local demand generators within the broader Midtown Manhattan area consists of the major department stores, such as Macy's, Lord & Taylor, the Manhattan Mall, Rockefeller Center and the high end retail stores

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     on Fifth Avenue. The local area generates significant commercial, business, and leisure demand from the surrounding entertainment and Fortune 500 companies, evidenced by the approximately 39.6 million tourists visiting New York City in 2004.

THE SPONSOR

- The Subject is owned by Istithmar Building FZE ("Istithmar"), the real estate arm of Istithmar PJSC, a privately incorporated investment company based in Dubai. The sponsor was established in June 2003 to generate revenue through investment and contribute to Dubai's position as a leader in financial services and as a commercial hub. Funds for the Borrower's investments are generated from both the government of Dubai and external sources. Istithmar's internal resources are significant, as it has the financial support of His Highness LT. General Sheikh Mohammed Bin Rashid Al Maktoum, Crown Prince of Dubai and other parts of the U.A.E. Other assets under management in New York City include 280 Park, 230 Park, and The W Hotel - Union Square. The sponsor is the non-recourse, carve-out guarantor for this transaction with a net worth of approximately $707.4 million and liquidity of $34.1 million.

THE MANAGEMENT

- The property is managed by Mandarin Oriental Management (USA) Inc. (the "Onshore Manager"), Mandarin Oriental Overseas Management Limited (the "Offshore Manager") and Mandarin Oriental Hotel Company, Inc. The company is an international hotel investment and management company, which currently operates 20 deluxe and first class hotels and resorts worldwide under the Mandarin Oriental Brand. Additionally, the company currently has 15 hotels under development in Paris, Marrakech, Mexico, Boston, Las Vegas and Macau. Mandarin Oriental now operates or has under development more than 9,500 rooms across 20 countries, with 16 hotels in Asia, 12 in the Americas and 7 in Europe and North Africa.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

HOTEL OPERATING PERFORMANCE SCHEDULE

  YEAR     OCCUPANCY     ADR      REVPAR

   U/W       75.0%     $881.14   $660.86
T-12 (1)     76.2%     $849.46   $647.29
  2006       75.0%     $823.49   $617.62
  2005       72.4%     $695.38   $503.46
  2004       55.2%     $613.84   $338.84

(1)  Data based on the trailing twelve months ended April 30, 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                WESTWOOD COMPLEX

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $95,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $95,000,000
FIRST PAYMENT DATE:                  May 11, 2007
MORTGAGE INTEREST RATE:              5.6355% per annum
AMORTIZATION TERM:                   Interest-only(2)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       April 11, 2012
MATURITY/ARD BALANCE:                $95,000,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/defeasance until the date that is
                                     three (3) months prior to the maturity
                                     date. (3)
LOAN PER SF(1):                      $134
UP-FRONT RESERVES:                   None
ONGOING RESERVES:                    Tax and Insurance Reserve:   Springing(4)
                                     Replacement Reserve:               Yes(5)
LOCKBOX:                             Hard
SUBORDINATE FINANCING:               None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset
PROPERTY TYPE:                       Mixed-Use
PROPERTY SUB-TYPE:                   Retail/Office/Multifamily/Healthcare
LOCATION:                            Bethesda, Maryland
YEAR BUILT/RENOVATED:                1960/2006(6)
SQUARE FEET:                         710,870
OCCUPANCY AT U/W(7):                 99%
OWNERSHIP INTEREST:                  Fee
                                                   % OF
MAJOR TENANT(S)                     NRSF        TOTAL NRSF   LEASE EXPIRATION
----------------                   ------       ----------   ----------------
Westbard Apartments LLC            270,974         38.1%         12/9/2098
Housing Opportunities
Commissions of Montgomery County   210,000         29.5%         6/30/2096
Giant Foods Inc.                    55,000          7.7%        11/30/2009

PROPERTY MANAGEMENT:                 Capital Properties Management, Inc.

                                   12/31/2005   12/31/2006       U/W
                                   ----------   ----------   ----------
NET OPERATING INCOME:              $5,154,840   $5,766,378   $6,540,736
NET CASH FLOW:                                               $6,391,542
DSCR:                                                              1.18x
APPRAISED VALUE:                     $122,200,000
APPRAISAL DATE:                      Various
CUT-OFF DATE LTV RATIO(1):           77.7%
MATURITY/ARD LTV RATIO:              77.7%

(1)  Based on the June 11, 2007 cut-off date principal balance.

(2)  The Westwood Complex Loan is an interest-only loan for its entire term.

(3) Up to 50% of the Westwood Complex Loan may be prepaid with yield maintenance prior to the permitted release date of April 11, 2010, thereafter the loan may only be defeased.

(4) Following an event of default, the borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to
     (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(5) The borrower is required to deposit $3,396 per month into a replacement reserve to fund ongoing repairs and replacements.

(6) The eight components constituting the Westwood Complex Property were constructed between 1960 and 1981.

(7)  Based on the March 8, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

THE PROPERTY

- Westwood Complex (the "Complex" or the "Subject") is a mixed-use property located in Bethesda, MD. The Subject includes five buildings, two out parcels and one ground lease totaling 710,870 square feet of net rentable area over 27.90 acres. Constructed between 1960 and 1981, the Complex is comprised of an anchored retail shopping center, a four-story office/retail building, a 15-story, triple net leased apartment building, an assisted living facility, a bowling alley and a ground leased parcel improved with a 258-unit luxury apartment building. The Subject was 99.3% occupied as of March 2007.

- Westwood Shopping Center (the "Center"): The Center, located at 5400 Westbard Avenue, is the largest component of the Complex totaling 106,807 square feet of net rentable area. Originally built in 1960 and renovated in 1990, the Center was part of the original development and is still the most substantial component. The Center is 100.0% occupied and includes one single story building with 17 retail tenants and two separate out parcels. The tenants are a diverse mix of national, regional and local retailers with an average base rent of $27.98/SF NNN. The major tenants include Giant Foods (51.5% NRA; $2.00/SF; Lease Exp. 11/30/2009) and Rite-Aid (8.9% NRA,
     $4.20/SF; Lease Exp. 10/31/2010). The Center has vehicular access from Westbard Avenue and offers 1,043 parking spaces.

     - Giant Foods (S&P: BB+) anchors the Center occupying 55,000 square feet, or 51.5% of the net rentable area of the Center. The tenant has been at the Center since 1959 and has an extension beyond its initial expiration for ten years at the same rate, which is a below market, full service gross lease. In addition, the tenant pays 1.0% of gross annual sales net of the base rent. For 2006, the store achieved sales of $831/SF yielding an occupancy cost of 1.0%.

     - Giant Foods is the largest supermarket chain in the Baltimore and Washington, D.C. area and operates in populous regions of Delaware, New Jersey and Virginia. There are 190 Giant Foods and 12 Super G grocery stores in total. Many of the stores offer full-service pharmacies, Toys 'R' Us departments, and home delivery through Peapod, while the company already operates its own dairy, beverage bottling, and ice cream plants and is launching its brand of organic food products. In 1998, Ahold USA, a subsidiary of Royal Ahold, acquired the company and integrated its management with the operation of Stop & Shop, Giant Foods' sister company. Royal Ahold, one of the world's largest grocery retailers, operates 3,450 supermarkets, hypermarkets, discount stores and specialty food sellers in the United States and Europe as well as its food distribution division and online retailer, Peapod.

- Park Bethesda: The Park Bethesda Ground Lease is located at 5325 Westbard Avenue totaling 270,974 square feet of building improvements on 6.22 acres of land. The interest in the land is subject to a 99-year lease to Westbard Apartments LLC, a related entity, which leases the improvements to American University. Originally constructed in 1968, the building underwent an extensive renovation in 2002 to convert the property from an office building to a 258-unit luxury apartment building. The building is 11 stories tall with a unit mix as follows: nine studio units, 138 one-bedroom units, 104 two-bedroom units and seven two-bedroom penthouse units. Amenities include an on-site leasing office, fitness center, beautiful landscaping and laundry rooms; furthermore, each unit is outfitted with a refrigerator, gas stove, dishwasher and garbage disposal. Additionally, there is access to the property from Westbard Avenue and 354 parking spaces to accommodate residents. American University, a private university in Washington, D.C., has an enrollment of approximately 9,000 full-time students and an endowment of more than $350.0 million.

- The Park Bethesda Ground Lease will expire in April 2101. Currently, the annual rent of $1,047,586 NNN, net of all offsets from funds invested to renovate the property and including a 2.0% increase per year from the base. During the term of the lease, American University may purchase the land for $35.0 million at the following times: (i) at any time during the year 2020,
     (ii) at any time after 2020 in the event of a casualty greater than 25% of the property's total value and (iii) at any time during each of the fifth lease year following 2020 at an annually inflated price of 2.0% on the base of $35.0 million.

- Westwood Towers (the "Towers"): The Towers, located at 5401 Westbard Avenue, is a 15-story multifamily building with 212 units, totaling 211,020 square feet. Constructed in 1968 and renovated in 1996, the unit mix is as follows: 26 studios, 94 one-

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     bedroom units, 81 two-bedroom units, nine three-bedroom units and two penthouse, five-bedroom units. Amenities include an on-site leasing office, fitness center, beautiful landscaping and laundry rooms. Additionally, access to the property is from Westbard Avenue, and, to accommodate residents, there are 292 parking spaces, some of which are covered in an underground garage.

- The Towers is currently 100.0% leased to the Housing Opportunities Commission of Montgomery County (S&P: AAA) ("HOCMC"), the county's entity for operating affordable housing, which pays $1,691,193 annually NNN with annual increases of the lesser of 3.0% and 50.0% of CPI. The lease expires June 2096; however, prior to the expiration, HOCMC has the right to terminate the lease at the end of 2017, 2022, 2032, 2042 and 2057. Additionally, HOCMC has the right to purchase the property for $20.0 million at the following times: (i) at any time during the year 2017, (ii) at the end of 2027 with the price adjusted for inflation and (iii) at the end of every fifth year starting with 2032 through the end of the lease term. HOCMC is responsible for maintaining the property and, in 1997, renovated extensively to convert floors one through nine from office to apartments. Other refurbishments have been performed since the start of the lease term in 1997.

- Westwood Shopping Center II (the "Center II"): The Center II is located at 5110 Ridgefield Road and is a four-story, Class B, mixed use building totaling 53,949 square feet. Originally constructed in 1981, the first two floors are retail space with an average rent of $19.60/SF; the third is parking totaling 264 spaces; the fourth is office with an average rent of $20.31/SF. The space is 90.0% occupied with 26 commercial tenants, including Westwood Valet, Inc., Home Tech, Inc. and River Road Surgery Center. No tenant occupies more than 9.4% of the net rentable area of the Center II.

- Springhouse by Manor Care ("Springhouse"): Springhouse, located at 5101 Ridgefield road, is a 2.15-acre parcel improved with one three-story building with 62 units for senior assisted living totaling 41,123 square feet of net rentable area. Constructed in 1976, the amenities include an on-site sales office, extensive landscaping, fitness center, kitchen and lounge areas. The property is accessed from Ridgefield Road and has 52 parking spaces. Springhouse is currently 100.0% leased to Manor Care Health Services, Inc. ("Manor Care"), whose parent company is currently rated BBB and Baa3 by Standard & Poor's and Moody's respectively, for $427,585, or $10.40/SF, subject to 5.0% annual increases. The lease expires June 30, 2015 and has two, five-year extension options. Manor Care operates approximately 280 nursing facilities in more than 30 states under the Heartland and Manor Care divisions, as well as 65 assisted living and out-patient facilities in addition to rehabilitation centers and home health and hospice services. Manor Care is all private pay. Springhouse has 62 rooms and 92 beds and rent ranges from $4,600 to $7,500 per month.

- Strike Bethesda ("Strike"): Strike is located at 5353 Westbard Avenue and includes a single story building occupied by Strike Bethesda. This component was developed in 1960 and renovated substantially in 2001 now totaling 27,000 square feet. Strike can be accessed from Westbard Avenue and has 91 parking spaces. The tenant is an upscale bowling alley with 34 lanes paying $359,775 annually, or $13.33/SF, with annual rent bumps of 2.5% through expiration on February 28, 2021. STRIKE Holdings, LLC operates properties that seek to blend high-end entertainment, quality food and beverages and superior hospitality in sophisticated, contemporary settings.

THE MARKET

- The Complex is located in Bethesda, MD, a northeast suburb of Washington, D.C. It is a major research center for the federal government and private organizations. Additionally, due to Maryland' Biotechnology Tax Credit program, biotechnology has grown substantially in the area. In 2006, Forbes magazine awarded Bethesda the distinction of the second "Smartest City" in the United States because of its high number of college graduates. The highly qualified workforce and proximity to Washington, D.C. has encouraged the overflow into Bethesda of professional service companies seeking large, contiguous office space. Additionally, the area is seen as a reasonable, suburban alternative to living in the city. Several Fortune 500 Companies are headquartered here as well, including Marriott International and Lockheed Martin, as well as the National Institute of Health.

- The economy in the area continues to grow with 9.16% job growth predicted in the next ten years. Currently, the area has an unemployment rate of 3.5%, which is below the national average of 4.5%. Additionally, retail sales in Montgomery County have increased 6.0% annually since 2004.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- More specifically, the Complex is located only 1.5 miles from Washington, D.C.-Maryland border and less than five miles from the center of the Washington, D.C. central business district. The property's concentrated trade area is considered to be within a one-mile radius from the center of the property, and 33.0% of the Bethesda population resides within one mile of the center. Due to the density of this area, there is little developable land available and only at a high premium, increasing the desirability of existing large commercial space like the Westwood Complex.

- For neighborhood retail space in the Suburban Maryland market for first quarter 2007, REIS concluded the market contained 15,739,000 square feet of space of which 533,000 was vacant for a 96.6% overall occupancy rate. In the first quarter, 85,000 square feet were delivered, and net absorption was 55,000 square feet.

- Within the Bethesda / Silver Springs retail submarket, the total inventory as of first quarter 2007 was 1,955,000 square feet with 51,000 square feet vacant, yielding a submarket occupancy for the quarter of 97.4%. No new space was added to the submarket during this quarter, and according to REIS, the most recent addition of new space was 20,000 square feet in 2003, which indicates the limited developable space in the area.

- For office space in the Suburban Maryland submarket for first quarter 2007, REIS concluded total inventory of 64,284,000 square feet of which 5,981,000 was vacant. The overall occupancy for the market was 90.7%, up 0.1% from the first quarter of 2006. For this period, only 69,000 square feet of additional space was delivered.

- Within the Bethesda / Chevy Chase office submarket, the total inventory as of first quarter 2007 was 9,412,000 square feet of which 706,000 was vacant, yielding a submarket occupancy for the quarter of 92.5%. This grew 2.4% from a year earlier. For this quarter, no new space was added to the market, and 75,000 square feet was absorbed.

THE SPONSOR

- The sponsor for this transaction is Capital Properties, LLC ("Capital"), a private, fully integrated, real estate investment, development and property management firm. Richard D. Cohen, the president of Capital, founded the company in 1977 in Boston, MA. Over its 30-year history, the company has grown to a regional owner and developer of premier office, retail and residential properties in select eastern submarkets that have little room for additional development, specifically New York, Boston and Washington, D.C. Since 1977, the company has been involved with more than 17,000 apartment units and eight million square feet of office space. At this time, Capital owns and operates more than 5,000 multifamily units and 3.5 million square feet of office space from Boston to Atlanta and has offices along the east cost in New York, Boston, Washington, D.C. and Hartford, CT. Richard D. Cohen is the carve-out guarantor for this transaction and has approximately $249.1 million in net worth and $30.0 million in liquid assets.

THE MANAGEMENT

- Capital Properties, LLC, will also manage the property under the name Capital Properties Management, Inc. The company has successfully managed and owned the Westwood Complex for three years, but has been involved in owning or managing over 16,000 multifamily units and five million square feet of office space. The commercial management professionals are industry experts in leasing, marketing, financing, property management and construction management. The company's expertise extends from historic renovation projects to Class "A" office complexes.

     Capital is currently involved with various multifamily, office and retail projects throughout the northeast. Its prime office developments include, but are not limited to, 360 Newberry Street in Boston, MA, Constitution Plaza in Hartford, CT, Trinity Centre in New York, NY, and The Athenaeum Center in Cambridge, MA. Its various multifamily portfolios include North Park Apartments in Chevy Chase, MD, Esplanade in Cambridge, MA, Huntington Gateway in Alexandria, VA, and many others. Finally, in addition to the retail at the Westwood Complex, Capital also owns the Bridgemarket in New York, NY.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1, 2)

                                                                                                               CUMULATIVE % OF
                             AVERAGE BASE RENT                          CUMULATIVE %  % OF TOTAL BASE RENTAL     TOTAL RENTAL
 YEAR   # OF LEASES ROLLING   PER SF ROLLING    % OF TOTAL SF ROLLING  OF SF ROLLING     REVENUES ROLLING      REVENUES ROLLING
2007             7                $26.45                 2.1%                2.1%               6.4%                   6.4%
2008             8                $30.17                 2.1%                4.2%               7.6%                  14.1%
2009             7                $ 5.24                 9.1%               13.3%               5.6%                  19.7%
2010             4                $ 9.35                 2.1%               15.4%               2.3%                  22.0%
2011             9                $26.85                 3.8%               19.2%              12.0%                  34.0%
2012             4                $24.57                 1.6%               20.8%               4.6%                  38.6%
2015             3                $15.46                 6.9%               27.7%              12.5%                  51.1%
>2019            3                $ 5.80                71.6%               99.2%              48.9%                 100.0%
Vacant          N/A                  N/A                 0.8%              100.0%               N/A                    N/A

(1)  Data based on the rent roll dated March 8, 2007.

(2) Data does not include 1,020 square feet of management office space and six square feet of ancillary space that has no rent attributed to it.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                            TRT INDUSTRIAL PORTFOLIO

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $85,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $85,000,000
FIRST PAYMENT DATE:                  June 11, 2007
MORTGAGE INTEREST RATE:              5.6600% per annum
AMORTIZATION TERM:                   Interest-only(2)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       May 11, 2017
MATURITY/ARD BALANCE:                $85,000,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/Yield Maintenance until the date
                                     that is six (6) months prior to the
                                     Maturity Date.(3)
LOAN PER SF(1):                      $44
UP-FRONT RESERVES:                   Required Repairs Reserve:    $243,750(4)
ONGOING RESERVES:                    Tax and Insurance Reserve:   Springing(5)
LOCKBOX:                             Hard
SUBORDINATE FINANCING:               None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Portfolio
PROPERTY TYPE:                       Industrial
PROPERTY SUB-TYPE:                   N/A
LOCATION:                            Various(6)
YEAR BUILT/RENOVATED:                Various(7)
SQUARE FEET:                         1,918,161
OCCUPANCY AT U/W(8):                 100%
OWNERSHIP INTEREST:                  Fee
PROPERTY MANAGEMENT:                 Various(9)

MAJOR TENANT(S)                NRSF    % OF TOTAL NRSF   LEASE EXPIRATION
---------------              -------   ---------------   ----------------
Exel                         503,423        26.2%           5/31/2011
West Marine Products, Inc.   471,744        24.6%           12/31/2017
S.C. Johnson & Sons, Inc.    396,000        20.6%           12/31/2012

                                                                    U/W
                                                                 ----------
NET OPERATING INCOME:                                            $6,905,896
NET CASH FLOW:                                                   $6,198,219
DSCR:                                                                  1.27x
APPRAISED VALUE:                     $112,000,000
APPRAISAL DATE:                      Various
CUT-OFF DATE LTV RATIO(1):           75.9%
MATURITY/ARD LTV RATIO:              75.9%

(1)  Based on the June 2007 cut-off date principal balance.

(2)  The TRT Industrial Portfolio Loan is interest-only for its entire term.

(3) In addition to the option to prepay with Yield Maintenance, the borrower has the option to defease at any time after the date which is two years from the "startup day" of the trust.

(4) The required repairs reserve in the amount of $243,750 was established at closing to fund immediate repairs.

(5) Upon (a) an event of default, (b) the borrower or the tenant not timely paying taxes directly to the applicable taxing authorities in accordance with applicable law or (c) the borrower not maintaining the insurance in respect of the properties in accordance with the loan documents and not paying insurance premiums directly to the respective insurer or agent, the borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (i) pay all taxes prior to their respective due dates and (ii) pay insurance premiums prior to the expiration of the related policies.

(6) The TRT Industrial Portfolio Loan is secured by seven (7) industrial properties located in California, Delaware, Georgia, Illinois, Pennsylvania and South Carolina.

(7) The TRT Industrial Portfolio Loan Properties were constructed between 1989 and 2006.

(8) Based on rent rolls and leases dated November 30, 2006 through June 11, 2007.

(9) The properties securing the TRT Industrial Portfolio Loan are managed by five (5) different management companies, The Flynn Company, IDI Services Group, LLC, WC Pinkard & Co, Inc., d/b/a/ Colliers Pinkard, CB Richard Ellis, Inc. and Seefried Industrial Properties, Inc.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              PORTFOLIO INFORMATION

                         YEAR                                                                   ALLOCATED ORIGINAL
  PROPERTY NAME     BUILT/RENOVATED            LOCATION                 SQUARE FEET  OCCUPANCY      LOAN BALANCE    APPRAISED VALUE
------------------  ---------------  ---------------------------------  -----------  ---------  ------------------  ---------------
       Exel            2006/N/A      Weisenberg Township, Pennsylvania     503,423    100% (1)      $25,820,000      $ 33,800,000
    Hanson Way         2002/N/A            Woodland, California            396,000    100% (2)      $19,150,000      $ 25,400,000
   West Marine         1994/N/A          Rock Hill, South Carolina         471,744    100% (2)      $14,800,000      $ 20,100,000
 Veterans Parkway      2005/N/A               Bolingbrook, IL              189,134    100% (2)      $ 9,200,000      $ 12,800,000
  Pencader Drive       1989/N/A         Pencader Hundred, Delaware         128,860    100% (3)      $ 6,050,000      $  7,600,000
Southfield Parkway     1996/N/A            Forest Park, Georgia            125,000    100% (3)      $ 5,280,000      $  6,600,000
  Silver Springs       2001/N/A       Hampden Township, Pennsylvania       104,000    100% (3)      $ 4,700,000      $  5,700,000
TOTAL / WTD. AVG.                                                        1,918,161    100%          $85,000,000      $112,000,000

(1)  Occupancy is as of June 11, 2007.

(2)  Occupancy is based on the December 31, 2006 rent roll.

(3)  Occupancy is based on the November 30, 2006 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

THE PROPERTIES

- The TRT Industrial Portfolio (the "Portfolio") is a commercial portfolio comprised of seven industrial/warehouse/distribution properties containing 1,918,161 square feet that are 100% occupied by eleven tenants. The properties are located in Pennsylvania, California, South Carolina, Illinois, Delaware and Georgia.

- The Exel Property is located at 9750 Commerce Circle in Weisenberg Township, Pennsylvania. Constructed in 2006, the property is a Class A, single-story distribution facility with an NRA of 503,423 square feet and 32-foot clear ceiling heights, finished with approximately 1.3% office build-out and featuring 48 dock high-loading doors with two ramped docks. The property is currently 100% leased to Exel Inc., which provides supply chain services to various companies (such as Walgreen's) throughout the US and Canada. Exel Inc. is owned by Deutsche Post World Net (S&P: A), which generated revenues of 45 billion Euros in 2005 and has approximately 500,000 employees in 220 countries and territories. The tenant is currently signed to a 5-year lease expiring on 5/31/2011 with one 5-year extension option and currently pays $4.85/SF plus recoveries with annual rent steps.

- The Hanson Way Property is located at 2030 Hanson Way in Woodland, California, approximately 19 miles northwest of Sacramento. Hanson Way features excellent accessibility, situated 0.5 miles north of I-5 and a mile south of Route 113. Constructed in 2002, Hanson Way is a Class A single story warehouse/distribution facility with a NRA of 396,000 SF and 30-foot clear ceiling heights, finished with an approximately 1.0% office build-out and featuring 40 dock high loading doors. The property is currently 100% leased to a single tenant, S.C. Johnson & Son, Inc. (S&P:
     BBB+/Positive), a privately held consumer products manufacturer with products such as Ziploc, Drano, Windex, Edge, and Shout. S.C. Johnson has a current lease expiring on 12/31/2012 with one 3-year extension option. S.C. Johnson also has a one-time option to expand to an additional 110,000 SF by developing adjacent land, which is part of the collateral. S.C. Johnson currently pays $4.39/SF, including rent steps over the next 12-month period, on a triple net basis.

- The West Marine Property is located at 860 West Marine Drive in Rock Hill, South Carolina, approximately 26 miles south of Charlotte, NC. West Marine features excellent accessibility, situated adjacent to I-77 and 1.2 miles west of West Main Street (Route 72). Constructed in 1994, the property is a Class A single story distribution center with a NRA of 471,744 SF and 34-foot clear ceiling heights, finished with an approximately 5.1% office build-out and featuring 48 dock high loading doors. The property is currently 100% leased to a single tenant, West Marine, Inc., the nation's largest supplier of boating supplies. West Marine has over 400 stores in 38 states, Puerto Rico and Canada and sells its products in over 150 countries. West Marine extended their lease for a third time in 2004. The current lease expires on 12/31/2017, and has two 5-year extension options. West Marine also has a one-time option to expand to an additional 450,000 SF. West Marine currently pays $3.00/SF and is subject to rent bumps through 2015, increasing their rent to $3.60/SF.

- The Veterans Parkway Property is located at 380 Veterans Parkway in Bolingbrook, Illinois, approximately 32 miles southwest of Chicago. Constructed in 2005, the property is a light industrial facility with an NRA of 189,134 SF and 30-foot clear ceiling heights, finished with an approximately 14.0% office build-out and featuring 30 dock high loading doors with 2 ramped docks. The property is currently 100% leased to two tenants - Banta Publications (S&P: BBB+) and Orbus, Inc. Banta Publications currently occupies about 33% of the Property, with a lease expiring on 6/7/2009. Banta currently pays $4.40/SF ($273,957 annual) plus recoveries and annual rent steps. In January 2007, R.R. Donnelley & Sons purchased Banta and is now using the space for coordinating logistics for the distribution of its publications. R.R. Donnelley's 2005 reported revenues are in excess of $8.4 billion. Orbus, Inc. currently occupies 67% of the property and has a lease expiration of 1/31/2014. Orbus Inc. currently pays $3.92/SF ($497,334 annual) plus recoveries and annual rent steps. Orbus, Inc. is primarily involved in manufacturing and development of modular display and exhibit systems used worldwide. Orbus, Inc. is a subsidiary of Nimlok, which reported over $35 million of revenues in 2005.

- The Pencader Drive Property is located at 405 Pencader Drive in Pencader Hundred, Delaware, approximately 4.7 miles south of

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     downtown Newark. Pencader Drive features excellent accessibility, situated
     0.6 miles east of Route 896 and 2.2 miles south of I-95. Constructed in 1989, the property is a Class A single story warehouse/distribution facility consisting of a NRA of 128,860 square feet and 24-foot clear ceiling heights, finished with an approximately 4.7% office build-out and featuring 14 dock high loading doors with 2 ramped docks. The property is currently 100% leased to two tenants, Aearo Company (S&P: B) and Continental Trophies. Aearo occupies approximately 75% of the property and is currently signed to a 6-year lease expiring on 8/31/2009. Aearo has already increased their premises by 30,000 square feet and extended their current lease by 3-years. Aearo Company is one of the leaders in the hearing, eye, face, head and respiratory protection segments of the personal protection equipment market worldwide. Through its safety products operating unit, it manufactures and sells hearing protection devices, prescription and non-prescription safety eyewear, face shields, reusable and disposable respirators, hard hats and first aid kits in more than 85 countries. The property serves as a warehouse for Aearo products to be distributed throughout the United States. Continental Trophies occupies 25% of NRA and is signed to a 5-year lease expiring on 1/31/2010. The tenant is currently paying rent of $4.14/SF on a triple net basis, subject to annual rent steps. Continental Trophies has been a leader in the awards industry for over three decades. With locations in California, Delaware, Georgia, Kansas, Ohio, Tennessee and Texas, Continental Trophies can provide quick service to most anywhere in the continental U.S. The property is strategically located to serve as a warehouse distribution center for the north east. The in-place average rent at the property is $4.27/SF.

- The Southfield Parkway Property is located at 260 Southfield Parkway in Forest Park, Georgia. The property features excellent accessibility situated just southeast of the airport and 10 miles from the Atlanta CBD. Constructed in 1996, the property is a Class A single story warehouse/distribution facility with an NRA of 125,000 square feet and 26-foot clear ceilings featuring 12 dock-high loading doors with one ramped dock. The property is currently 100% leased to Tricor Braun, a national distributor of glass, bottles, and containers. The tenant is currently signed to an 8-year lease expiring on 9/30/2010, with an additional 5-year extension option. Tricor Braun is currently leasing their space at $4.00/SF.

- The Silver Springs Property is located at 270 Old Silver Spring Road in Hampden Township, Pennsylvania, approximately 7 miles west of Harrisburg. Silver Springs features excellent accessibility, situated 0.5 miles north of East Main Street (641) and 1.5 miles south of Carlisle Pike (Route 11). Constructed in 2001, the property is a Class B 104,000 square feet single-story warehouse and distribution facility with a NRA of 104,000 square feet and 24-foot clear ceiling heights, finished with an approximately 2.0% office build-out and featuring 19 dock-high loading doors with three ramped docks. The property is currently 100% leased to three tenants: St. Thomas Creations, Store Supply Warehouse and List Industries Inc. Average rent at the property is $4.35/SF, including rent steps over the next 12-month period on a triple net basis.

THE MARKETS

- Exel is located in Weisenberg Township, Central Pennsylvania. As of YE 2006, the Interstate 81/Interstate 78 Distribution Corridor industrial market exhibited occupancy of 89.9% and an average asking rent of $3.99/SF. The Lehigh Valley submarket reported occupancy of 89.1% and an average asking rent of $4.34/SF on a triple net basis. Exel is currently 100% leased to a single tenant paying an annual base rent of $4.35/SF, which is consistent with the market.

- Hanson Way is located in Woodland, California, a submarket of Sacramento. As of 3Q 2006, the Sacramento California industrial market exhibited market occupancy of 91.4%, while the Woodland submarket reported a 91.6% occupancy rate. The Sacramento California market reported an average asking rent of $4.32/SF on a triple net basis while the Woodland submarket reported an average rent of $4.44/SF. Hanson Way is currently 100% leased to a single tenant paying an annual base rent of $4.39/SF, including rent steps over the next 12-month period, on a triple net basis, which is in-line with the market.

     West Marine is located in Rock Hill, South Carolina, a submarket of Charlotte. As of 3Q 2006, the Charlotte North Carolina industrial market exhibited an occupancy of 88.7%, while the Southwest submarket reported a 85.8% occupancy rate, and a 5- property set of direct competitors demonstrate a 92.1% occupancy rate. The Charlotte market reported an average asking rent of $4.27/SF on a triple net basis while the Southwest submarket reported an average rent of $4.52/SF, and the comparable properties

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     ranged in rents from $2.75 to $3.30/SF. West Marine is currently 100% leased to a single tenant that currently pays rent within this range at $3.00/SF and is subject to a rent bump in 2009, increasing their rent to $3.20/SF.

- Veterans Parkway is located in Bolingbrook, Illinois, a southwest suburb of Chicago. As of YE 2006, the Chicago industrial market exhibited occupancy of 88.0%, while the I-55 submarket achieved occupancy of 89.8%, and a market asking rent of $4.36/SF, while a 6-property set of direct competitors demonstrated a rental range of $3.25 to $5.55/SF. Veterans Parkway is 100% leased to two tenants paying an average annual base rent of $4.08/SF, which falls within the market range.

- Pencader Drive is located in Pencader Hundred, Delaware, within the Newark market. As of YE 2006, the Newark industrial market exhibited occupancy of 91.1% and a market asking rent of $4.05/SF, while a 4-property set of direct competitors ranged in rents from $3.25 to $7.04. Pencader Drive is 100% leased to two tenants paying an average annual base rent of $4.27/SF, which falls within the market range.

- Southfield Parkway is located in Forest Park, Georgia, which is part of the South Atlanta submarket. As of 3Q 2006, the Atlanta industrial market exhibited market occupancy of 88.2%, while the South Atlanta submarket reported a 88.6% occupancy rate, and a 4-property set of direct competitors demonstrate a 95.8% occupancy rate. The Atlanta industrial market reported an average asking rent of approximately $4.00/SF on a triple net basis while the comparable properties ranged in rents from $3.15 to $4.10/SF. Southfield Parkway is currently 100% leased to Tricor Braun, paying an average annual rent of $4.00/SF, which is consistent with the market.

- Silver Springs is located in Hampden Township, Pennsylvania, a submarket of Harrisburg. As of YE 2006, the Central Pennsylvania industrial market exhibited market occupancy of 91.3%, while the Harrisburg West submarket reported a 90.0% occupancy rate, and a 5-property set of direct competitors demonstrate a 94.3% occupancy rate. The Central Pennsylvania market reported an average asking rent of $4.13/SF on a triple net basis while the Harrisburg West submarket reported an average rent of $4.09/SF and a 5-property set of comparable properties ranged in rents from $3.50 to $4.25/SF. Silver Springs is currently 100% leased to three tenants paying an average annual rent of $4.35/SF, including rent steps over the next 12-month period, on a triple net basis.

THE SPONSOR

- The borrower comprises seven special purpose entities controlled by TRT-DCT Industrial J V I General Partnership. The borrower is owned by TRT Industrial Fund I LLC ("TRT") (90%) and DCT Industrial Fund II LLC (10%). The Portfolio is backed by excellent sponsorship as DCT Industrial Trust Inc. ("DCT"), the controlling entity of the managing partner, is the fourth largest publicly traded industrial REIT (NYSE: DCT) in the U.S. DCT has over 350 properties constituting approximately 60.4 million square feet in 24 markets within the U.S. Currently, DCT's portfolio exhibits an occupancy rate of 92.9%. TRT is a private REIT that currently holds 17 properties, of which ten are industrial with approximately 3.6 million square feet. TRT's investment strategy is to create a portfolio with 75% hard real estate assets and 25% security investments such as CMBS and other debt related investments. TRT will serve as the non-recourse guarantor and has approximately $360 million of assets of which approximately $18 million are liquid.

THE MANAGEMENT

- Exel, Pencader Drive and Silver Spring are managed by The Flynn Company, a full-service commercial real estate company, with particular expertise as a third-party provider of property management and leasing services to the institutional investment community. Formed in 1980, The Flynn Company emerged from the nucleus of the Pennsylvania operation of Cabot, Cabot & Forbes, a national real estate firm which had developed three major industrial parks in King of Prussia and Bucks County, as well as a major high-rise office building in center city Philadelphia. The Flynn Company is responsible for approximately 18 million

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     square feet of net and gross leased properties, either supervising or performing the actual maintenance.

- Hanson Way is managed by CB Richard Ellis Group, Inc. (CBRE), the world's premier, full-service real estate company. Formed 100 years ago, headquartered in Los Angeles and with 21,000 employees, the company's core services include property sales, leasing and management; corporate services; facilities and project management; mortgage banking; investment management; capital markets; appraisal and valuation; research; and consulting through more than 200 offices worldwide. CBRE manages more than
     1.2 billion square feet of properties and facilities across the Americas within Asset Services and Corporate Services, and has more than 270 Corporate Services relationships.

- West Marine Drive is managed by WC Pinkard & Co, Inc. (dba Colliers Pinkard), a Maryland corporation. Colliers Pinkard, which was founded more than thirty years ago, is a globally recognized full service real estate firm with approximately 21 principals. Colliers Pinkard is one of the few Accredited Management Organizations (AMO) in the states of Maryland and North Carolina in the commercial management arena. As Maryland's and North Carolina's leading full service commercial real estate firm, Colliers Pinkard has provided property management services for 181 buildings with 69 different ownerships totaling 14 million square feet during the past year.

- Veterans Parkway is managed by Seefried Industrial Properties, Inc. ("Seefried"), which was founded in 1984 and specializes in the development, leasing and management of industrial real estate. The firm leases and manages approximately 11 million square feet for its foreign and institutional clients and is currently developing in excess of 3.5 million square feet of industrial properties. Since 1990, the firm has developed in excess of 20 million square feet of warehouse and industrial space. Seefried has developed and/or leased properties to twenty of the world's largest freight forwarders. The buildings under management include more than 160 tenants in five markets including Atlanta, Chicago, Dallas, Orlando and Washington D.C./Baltimore.

- Southfield Parkway is managed by IDI Services Group, LLC, a subsidiary of IDI Corporate. Founded in 1989, Atlanta-based IDI Corporate specializes in industrial real estate property management and leasing. IDI Services has developed its facilities in 32 states and in Mexico. IDI Services Group management portfolio consists of 64 million square feet of successfully managed property.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                             AVERAGE BASE RENT   % OF TOTAL     CUMULATIVE %   % OF TOTAL BASE RENTAL   CUMULATIVE % OF TOTAL RENTAL
YEAR   # OF LEASES ROLLING    PER SF ROLLING      SF ROLLING   OF SF ROLLING      REVENUES ROLLING            REVENUES ROLLING
2008            1                  $4.93             2.1%            2.1%                2.6%                        2.6%
2009            3                  $4.16            10.0%           12.1%               10.5%                       13.1%
2010            2                  $4.03             8.2%           20.2%                8.3%                       21.4%
2011            2                  $4.34            27.9%           48.1%               30.6%                       52.0%
2012            1                  $4.39            20.6%           68.8%               22.9%                       74.8%
2014            1                  $3.92             6.6%           75.4%                6.5%                       81.4%
2017            1                  $3.00            24.6%          100.0%               18.6%                      100.0%

(1)  Data based on the actual leases in place.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                            KOGER CENTER OFFICE PARK

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $83,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $83,000,000
FIRST PAYMENT DATE:                  May 11, 2007
MORTGAGE INTEREST RATE:              5.4939% per annum
AMORTIZATION TERM:                   Interest-only(2)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       April 11, 2017
MATURITY/ARD BALANCE:                $83,000,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/Yield Maintenance until the date
                                     that is five (5) months prior to the
                                     Maturity Date. (3)
LOAN PER SF (1):                     $123
UP-FRONT RESERVES:                   Engineering Reserve:          $151,905 (4)
                                     TI/LC Reserve:               $4,400,000(5)
ONGOING RESERVES:                    Tax and Insurance Reserve:          Yes(6)
                                     Replacement Reserve:                Yes(7)
LOCKBOX:                             Springing
SUBORDINATE FINANCING:               Yes(8)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Portfolio
PROPERTY TYPE:                       Office
PROPERTY SUB-TYPE:                   Suburban
LOCATION:                            Saint Petersburg, Florida
YEAR BUILT/RENOVATED:                Various(9)
SQUARE FEET:                         676,490
OCCUPANCY AT U/W(10):                90%
OWNERSHIP INTEREST:                  Fee

MAJOR TENANT(S)                   NRSF    % OF TOTAL NRSF   LEASE EXPIRATION
---------------                  ------   ---------------   ----------------
United States Government         58,494         8.6%             Various
Best Software, Inc.              49,849         7.4%           12/31/2008
Verizon Directories Sales-West   38,901         5.8%           10/31/2009

PROPERTY MANAGEMENT:                 Taylor & Mathis of Florida, LLC

                        12/31/2004   12/31/2005   12/31/2006      U/W
                        ----------   ----------   ----------   ----------
NET OPERATING INCOME:   $5,980,323   $5,872,859   $5,898,455   $6,488,395
NET CASH FLOW:                                                 $6,009,873
DSCR:                                                            1.30x
APPRAISED VALUE:                     $104,800,000
APPRAISAL DATE:                      March 3, 2007
CUT-OFF DATE LTV RATIO(1):           79.2%
MATURITY/ARD LTV RATIO:              79.2%

(1)  Based on the June 2007 cut-off date principal balance.

(2) The Koger Center Office Park Portfolio Loan is interest-only for its entire term.

(3) In addition to the option to prepay with Yield Maintenance, the borrower has the option to defease at any time after the date which is two years from the "startup day" of the trust.

(4) The engineering reserve was established at closing to fund immediate repairs.

(5) The TI/LC reserve was established at closing to fund tenant improvement and leasing commission obligations.

(6) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(7) The borrower is required to deposit $11,259 per month, beginning on June 11, 2007, into a replacement reserve to fund ongoing repairs and replacements.

(8)  There is a mezzanine loan in the amount of $7,000,000.

(9) The Koger Center Office Park Portfolio Properties were constructed between 1972 and 2000.

(10) Based on the March 31, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                              PORTFOLIO INFORMATION

                                                                                    ALLOCATED
                        YEAR                                    SQUARE               ORIGINAL
PROPERTY NAME      BUILT/RENOVATED          LOCATION             FEET   OCCUPANCY  LOAN BALANCE  APPRAISED VALUE
----------------------------------------------------------------------------------------------------------------
Pasco                  2000/N/A     Saint Petersburg, Florida   87,128      89%     $13,833,333    $ 16,200,000
Baker                  1987/N/A     Saint Petersburg, Florida   69,379      99%     $10,144,444    $ 11,125,000
Glades                 1988/N/A     Saint Petersburg, Florida   66,222      92%     $ 9,037,778    $ 10,100,000
Koger                  1974/N/A     Saint Petersburg, Florida   48,451      92%     $ 6,483,222    $  7,100,000
Saint Lucie            1985/N/A     Saint Petersburg, Florida   52,985      87%     $ 6,455,556    $  8,500,000
Gilchrist              1984/N/A     Saint Petersburg, Florida   49,470      85%     $ 5,948,333    $  7,950,000
Dade                   1974/N/A     Saint Petersburg, Florida   38,901     100%     $ 5,810,000    $  6,400,000
Duval                  1973/N/A     Saint Petersburg, Florida   30,426     100%     $ 4,611,111    $  5,150,000
Franklin               1980/N/A     Saint Petersburg, Florida   40,403      66%     $ 4,518,889    $  5,100,000
Gadsden                1980/N/A     Saint Petersburg, Florida   36,763     100%     $ 3,504,444    $  5,645,000
Lake                   1980/N/A     Saint Petersburg, Florida   33,441      97%     $ 3,320,000    $  5,500,000
Madison                1972/N/A     Saint Petersburg, Florida   38,939      85%     $ 2,766,667    $  5,530,000
Hendry                 1978/N/A     Saint Petersburg, Florida   31,683      96%     $ 2,674,444    $  4,200,000
Monroe                 1974/N/A     Saint Petersburg, Florida   29,395      86%     $ 2,508,444    $  3,400,000
Pinellas               1987/N/A     Saint Petersburg, Florida   22,904      74%     $ 1,383,333    $  2,900,000
TOTAL / WTD. AVG.                                              676,490      90%     $83,000,000    $104,800,000

(1)  Occupancy is based on the March 31, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

THE PROPERTY

- Koger Center Office Park (the "Subject") is a 676,490 square foot office park built in phases between 1972 and 2000 and situated on 76 acres in St. Petersburg, FL. The Subject is a suburban office park comprised of 15 Class A and B office buildings that are located approximately eight miles north of downtown St. Petersburg, Florida, and 16 miles southwest of downtown Tampa.

- The Subject is approximately 31% occupied by credit-rated tenants including the United States Government and the State of Florida. As of the March 31, 2007 rent roll, the property was 90.4% occupied with a diverse mix of 121 tenants that include financial companies, insurance companies, lawyers, accountants, and consultants. The property has excellent access to the entire St. Petersburg and Tampa area via Interstate 275, State Road 92, and State Road 19.

- Major tenants include Best Software, Inc. (7.4% NRA, $19.13/SF, Lease exp. 12/31/2008), Verizon Information Services (5.8% NRA, $15.91/SF, Lease Exp. 10/31/2009), American Strategic Insurance (4.8% NRA, $18.03/SF, Lease Exp. 9/30/2012), U.S. Government - Internal Revenue Service (4.5% NRA, $17.00/SF, Lease Exp. 11/30/2011), Fidelity National Insurance Services (4.2% of NRA, $16.97/SF, Lease Exp. 5/31/2010) and Mega Life and Health Insurance Co. (4.0% of NRA, $19.62/SF, Lease Exp. 12/31/2010). No other tenant occupies more than 4.0% of NRA. Overall, the average in-place rent at the Subject is $17.76/SF.

THE MARKET

- The Tampa Bay region, which is dominated by Florida's third and fourth largest cities, Tampa and St. Petersburg, is a part of the Tampa / St. Petersburg / Clearwater MSA. The MSA is comprised of Hernando, Hillsborough, Pasco, and Pinellas Counties, and encompasses 5,022 square miles in land area and 643 square miles in inland water area, totaling 5,665 square miles.

- The primary land use in the Subject neighborhood is office, retail and residential including single-family homes, multifamily properties, and manufactured home parks. Most of the single-family homes were constructed in the 1960s through the 1980s and range in value from $175,000 to $300,000. Retail uses, including neighborhood and community shopping centers, are primarily located along State Road 92 to the south of the Subject and along Gandy Boulevard to the west of the property. Primary access to the neighborhood is provided by Gandy Boulevard, Interstate 275, and U.S. Highway 19. Although the neighborhood is primarily residential, there is a significant amount of retail and office properties. The densely developed residential area surrounding the Subject is a primary demand generator for retail and office uses in the area.

- Within a one-mile radius of the property, there are 13,127 residents in 6,668 households with an average household income of $56,261 (2006 data). Population and household growth from 2000 to 2006 was 8.4% and 8.9%, respectively. Additional population and household growth through 2011 is projected at 6.9% and 7.3%, respectively. Within a five-mile radius of the property, there are 158,908 residents in 71,287 households with an average household income of $56,208 (2006 data). Population growth from 2000 to 2006 was 1.5%. Additional population growth through 2011 is projected at 2.3%. The neighborhood is a stable area with no large blocks of land suitable for new development. The Subject should benefit from the lack of additional competition for the foreseeable future.

- According to REIS, the Subject is located in the Gateway/Mid-Pinellas sub-market, which had a year-end 2006 vacancy rate of 14.9%. Buildings constructed in the 1980's had the lowest average vacancy rate at 7.8%. The average rental rate in the sub-market was $18.32/SF gross with a range from $12.44 to $22.82/SF. The average gross rent at the Subject is $17.76/SF. According to REIS, asking rent growth increased 2.1% in 2006.

- The population of the Tampa metro area is approximately 2,584,371 residents in 2005 and, it is projected to increase to 2,794,874 by 2010. The population of Pinellas County was 935,269 in 2005 and is projected to increase to 951,018 residents in 2010. Tampa's status as a port city and international business center has substantially contributed to the in-migration of people from diverse cultures. As a result of its strong population and employment growth, the Tampa-St. Petersburg-Clearwater MSA has become one of Florida's largest and most affluent areas and the second most populated in the southeast.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

- From 1999 to 2004, Pinellas County employment grew at an average annual compound rate of 2.31%. From 2004 to 2014, employment in Pinellas County is expected to grow by 2.35%. With approximately 615,400 employees, Pinellas County accounts for about 6.5% of Florida's employee base. Unemployment in Pinellas County is below average at 4%, which is in line with the Tampa-St. Petersburg-Clearwater MSA. In addition, the MSA was second to Orlando in job growth during 2004 with over 15,000 new jobs.

THE SPONSOR

- The sponsor is The Trump Group. Founded in 1982 by two brothers, Eddie and Jules Trump, The Trump Group is engaged in venture capital, private equity and real estate investment. The firm makes venture capital and private equity investments in both private and public companies. The firm is also engaged in the acquisition, development, and management of high-end condominium apartment buildings, commercial office buildings, and hotels. The Trump Group has developed many projects including Williams Island and Acqualina Ocean Residences & Resorts, both located in Florida.

THE MANAGEMENT

- The Subject is currently managed by Taylor & Mathis. Taylor & Mathis is a diversified Atlanta-based commercial real estate company specializing in the development, marketing and management of office buildings, suburban office parks, business and industrial parks and mixed-used projects. It currently manages and/or leases a portfolio of approximately 10 million square feet of commercial space, primarily focusing on the southeast region. Their clients include some of the leading institutional real estate investors in the country, such as MetLife, AEW Capital Management, L&B Realty Advisors, Colonial Properties Trust, UBS, The Trump Group, Alliance Commercial Partners, Colonnade Properties and American Realty Advisors.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1, 2)

                                                                      % OF TOTAL BASE    CUMULATIVE % OF
        # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF   CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
 YEAR     ROLLING      PER SF ROLLING      ROLLING     OF SF ROLLING       ROLLING      REVENUES ROLLING
  MTM         2            $13.81             0.0%           0.0%            0.0%               0.0%
 2007        45            $20.10            14.1%          14.1%           17.6%              17.7%
 2008        22            $18.78            16.6%          30.7%           19.4%              37.1%
 2009        24            $16.20            15.8%          46.5%           15.9%              53.1%
 2010        11            $17.30            18.3%          64.8%           19.7%              72.7%
 2011        13            $17.07            15.7%          80.5%           16.7%              89.5%
 2012         2            $17.20             6.1%          86.6%            6.6%              96.0%
 2016         1            $17.00             3.7%          90.4%            4.0%             100.0%
Vacant       N/A             N/A              9.6%         100.0%            N/A                N/A

(1)  Data based on the rent roll dated March 31, 2007.

(2) Data does not include 2,125 square feet of management office space that has no rent attributed to it.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                            MARINA SHORES APARTMENTS

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $64,600,000
CUT-OFF DATE PRINCIPAL BALANCE (1):  $64,600,000
FIRST PAYMENT DATE:                  April 11, 2007
MORTGAGE INTEREST RATE:              5.0500% per annum
AMORTIZATION TERM:                   Interest-only (2)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       March 11, 2017
MATURITY/ARD BALANCE:                $64,600,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/defeasance until the date that is
                                     three (3) months prior to the Maturity
                                     Date.
LOAN PER UNIT (1):                   $164,796
UP-FRONT RESERVES:                   None
ONGOING RESERVES:                    Tax and Insurance Reserves:        Yes (3)
                                     Replacement Reserve:         Springing (4)
LOCKBOX:                             Springing
SUBORDINATE FINANCING:               None (5)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset
PROPERTY TYPE:                       Multifamily
PROPERTY SUB-TYPE:                   Conventional
LOCATION:                            Virginia Beach, Virginia
YEAR BUILT/RENOVATED:                1991/2006
UNITS:                               392
OCCUPANCY AT U/W (6):                97%
OWNERSHIP INTEREST:                  Fee
PROPERTY MANAGEMENT:                 Babcock & Brown Residential Operating
                                     Partnership LP

                                     12/31/2006   03/31/2007      U/W
                                     ----------   ----------   ----------
NET OPERATING INCOME:                $3,666,997   $3,702,157   $4,041,625
NET CASH FLOW:                                                 $3,982,825
DSCR:                                                                1.20x

APPRAISED VALUE:                     $80,750,000
APPRAISAL DATE:                      January 10, 2007
CUT-OFF DATE LTV RATIO (1):          80.0%
MATURITY/ARD LTV RATIO:              80.0%

(1)  Based on the June 2007 cut-off date principal balance.

(2)  The Marina Shores Apartments Loan is interest-only for its entire term.

(3) The borrower is required to make monthly payments into tax and insurance reserves to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(4) Following borrower's failure to spend at least $250 per unit on replacements in one year, as evidenced by the borrower's operating statement, the borrower is required to make a monthly deposit of 1/12 of the product of $250 and the number of units at the property into a replacement reserve to fund ongoing repairs and replacements.

(5) Future mezzanine debt is permitted subject to conditions set forth in the loan documents.

(6)  Based on the March 27, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

THE PROPERTY

- Marina Shores Apartments (the "Subject") is a 392-unit, Class-A multifamily complex located on the northeast corner of Lynnhaven Drive and North Great Neck Road in Virginia Beach, Virginia. The Subject is comprised of 13 three-story, garden-style apartment buildings (8 elevator buildings and 5 walk-up buildings) improved on a 16.33 acre site. The Subject's unit mix includes 126 one-bedroom units, 187 two-bedroom units and 79 three-bedroom units. Built in 1991, the Subject was subsequently renovated in 2006, which renovation included a complete roof replacement and improvements to the leasing office. The Subject's numerous amenities include an on-site leasing office, clubhouse, swimming pool, fitness center, playground, lagoon and tennis courts. Site improvements include landscaped grounds, concrete walkways and approximately 701 parking spaces or 1.8/unit. Unit amenities include standard appliances, refrigerators with ice makers, oven/ranges, and electric appliances. As of March 2007, the Subject was 97% occupied.

THE MARKET

- The neighborhood of the Subject is generally defined as that area bounded by Independence Boulevard on the west, Atlantic Avenue to the east, Laskin Road to the south and Shore Drive to the north. North of Shore Drive is the Atlantic Ocean, which is an important area attraction for visitors and potential residents. The Subject benefits from its proximity to major traffic arteries such as Shore Drive, Independence Boulevard, Laskin Road and the Virginia Beach Expressway. Additionally, Hampton Roads Transit
     (HRT) provides public transportation within the Subject's neighborhood. Within a one-mile, three-mile and five-mile radius of the Subject, the area population was 8,417, 23,712 and 99,946 for 2006, respectively. The one, three and five-mile population figures are expected to grow 4.7%, 3.5% and 2.5%, respectively, over the next five years. Within a one-mile, three-mile and five-mile radius of the Subject, the average household income was $85,774, $110,384 and $86,106 for 2006.

- The Subject's region has long been dependent upon its 18 military institutions to provide employment; however, this reliance is changing rapidly. Between 1996 and 1997, the area gained nearly 24,000 jobs for an annual increase of approximately 2 percent. Despite the loss of 48,000 federal Department of Defense jobs during the past decade, the region managed to record annual job growth of over two percent over the past four years due to strong growth in the service sector. The major area employers include: Newport News Shipbuilding and Dry Dock Company, Colonial Williamsburg Foundation, Farm Fresh, Sentara Health System, Smithfield Packing Company, Inc., Chesapeake General Hospital and Lillian Vernon Corp. These various employers reflect the growing diversity of the local economy and the emergence of service oriented firms.

- Per REIS, the Subject is located in the Norfolk/Hampton Roads market. As of 1Q 2007, the market had 84,052 multifamily units, of which 4.3% were vacant. Average asking rent in the market ranged from $630/unit for studio units to $988/unit for three-bedroom units with an average of $803/unit, which is a 4.0% increase in average asking rent from 1Q 2006. With regards to the submarket, the Subject is located in the Lynnhaven/Oceana submarket per REIS. As of 1Q 2007, the submarket contained 9,317 units, of which 4.2% were vacant. Since 1Q 2006, no units were added to the market as the asking rent increased 3.8% from $888/unit in 1Q 2006 to $922/unit in 1Q 2007.

- The Appraiser deemed five properties, totaling 1,893 units, to be the most competitive with the Subject. The Subject's competitive set exhibited an average rental rate of $1,098/unit. The rent comparables ranged from 212 units to 698 units with occupancy rates ranging from 86% to 98% with a weighted average of 95%. In comparison, the Subject had an average in-place rent of $1,176/unit with an occupancy of 97% as of March 2007.

THE SPONSOR

- The borrowing entity is a single purpose, bankruptcy remote entity, BBR/Marina Shores LLC, controlled by Babcock & Brown Real Estate Holdings Inc. Babcock & Brown Real Estate Holdings Inc. is a global investment and advisory firm with longstanding

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     capabilities in structured finance and the creation, syndication and management of asset and cash flow-based investments. Babcock & Brown was founded in San Francisco in 1977 and operates in 26 offices across Australia, North America, Europe, Asia, United Arab Emirates and Africa, and has in excess of 1,000 employees worldwide. Babcock & Brown has five operating divisions: real estate, infrastructure and project finance, operating leasing, structured finance and corporate finance. The company has established a specialized asset management platform across the operating divisions that have resulted in the establishment of a number of listed and unlisted focused investment vehicles in areas including real estate, renewable energy, and infrastructure.

THE MANAGEMENT

- The property is managed by Babcock & Brown Residential Operating Partnership, L.P. ("Babcock Management"), formerly known as BNP Residential Properties, Inc., a management company owned and operated by the sponsor. Babcock Management owns and operates 31 apartment communities in North Carolina, South Carolina, and Virginia containing 8,090 units and serves as general partner in the ownership of three communities containing 713 units.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                            ARDENWOOD CORPORATE PARK

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $55,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $55,000,000
FIRST PAYMENT DATE:                  October 11, 2006
MORTGAGE INTEREST RATE:              5.9500% per annum
AMORTIZATION TERM:                   360 months (2)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       November 11, 2016
MATURITY/ARD BALANCE:                $49,651,509
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/defeasance until the date that is
                                     three (3) months prior to the Maturity
                                     Date.
LOAN PER SF(1):                      $179
UP-FRONT RESERVES:                   None
ONGOING RESERVES:                    Tax and Insurance Reserve:         Yes(3)
                                     Replacement Reserve:               Yes(4)
                                     Rollover Reserve:            Springing(5)
                                     DSCR Reserve:                Springing(6)
LOCKBOX:                             Springing
SUBORDINATE FINANCING:               None(7)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset
PROPERTY TYPE:                       Office
PROPERTY SUB-TYPE:                   Suburban
LOCATION:                            Fremont, CA
YEAR BUILT/RENOVATED:                1986/2003
SQUARE FEET:                         307,657
OCCUPANCY AT U/W(8):                 100%
OWNERSHIP INTEREST:                  Fee

                                                                    LEASE
MAJOR TENANT(S)                        NRSF    % OF TOTAL NRSF   EXPIRATION
----------------------------------   -------   ---------------   ----------
Logitech, Incorporated               144,271         46.9%        3/14/2013
Amgen, Incorporated                  131,386         42.7%        4/30/2011
Infosys Technologies, Incorporated    32,000         10.4%        1/31/2010

PROPERTY MANAGEMENT:                 CB Richard Ellis, Inc.

                        12/31/2004   12/31/2005   12/31/2006       U/W
                        ----------   ----------   ----------   ----------
NET OPERATING INCOME:   $7,161,033   $7,694,765   $8,190,211   $5,811,415
NET CASH FLOW:                                                 $5,301,462
DSCR:                                                                1.35x
APPRAISED VALUE:                     $81,000,000
APPRAISAL DATE:                      July 21, 2006
CUT-OFF DATE LTV RATIO(1):           67.9%
MATURITY/ARD LTV RATIO:              61.3%

(1)  Based on the June 2007 cut-off date principal balance.

(2) The Ardenwood Corporate Park Loan has an interest-only period of 38 months and amortizes on a 360 month schedule thereafter.

(3) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(4) The borrower is required to deposit $5,128 per month into a replacement reserve to fund ongoing repairs and replacements.

(5) Upon the cancellation, termination, or surrender of any lease, the borrower is required to deposit all fees received in connection therewith into the rollover reserve. In addition, upon the occurrence of certain events with respect to the Amgen or Logitech leases, the borrower is required deposit all excess cash flow into the applicable rollover reserve sub-account up to the maximum amount of $2,800,000 with respect to the Amgen lease and $2,100,000 with respect to the Logitech lease, unless a letter of credit is delivered in connection therewith.

(6) If the debt service coverage falls below 1.05x for any quarter (based on evidence required to be delivered to the lender within 45 days of the end of every quarter), all excess cash flow is required to be delivered into the DSCR Reserve until the debt service coverage ratio improves, as set forth in the loan documents.

(7) Future mezzanine debt is permitted subject to conditions set forth in the loan documents.

(8)  Based on the May 31, 2006 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

THE PROPERTY

- Ardenwood Corporate Park (the "Subject") is comprised of four, Class A, office/R&D buildings totaling 307,657 square feet. The Subject is located in the City of Fremont in southwest Alameda County, approximately 25 miles south of Oakland and 17 miles north of San Jose, CA.

- The Subject's 307,657 rentable square feet are divided among four buildings: Building A - 127,887 square feet, Building B - 44,845 square feet, Building C - 75,630 square feet, and Building D - 59,295 square feet. Overall, the Subject is comprised of approximately 25% bio-tech/lab space and 75% office/R&D space. There are approximately 1,232 asphalt-paved parking spaces, which average 4.00 spaces per 1,000 square feet of rentable space. The Subject is 100% leased to three tenants, of which two are investment grade.

- Logitech (NASDAQ: LOGI) maintains its corporate headquarters at the Subject, occupying 41,346 square feet of Building B, all 75,630 square feet of Building C, and 27,295 square feet of Building D (total 46.9% of NRA). Logitech currently has 6.5 years remaining on its lease, expiring March 2013. The tenant pays a blended rate of $14.97/SF NNN annually, which is in-line with market rent for this type of space. Logitech designs, manufactures, and markets personal peripherals that enable people to effectively work, play, and communicate in the digital world. Logitech, with 7,200 employees, is a market leader in cordless peripherals and provides cordless products for personal computers, gaming consoles, portable music players and mobile phones. It also manufactures and sells such personal peripherals as webcams, mice, trackballs, keyboards, speakers, headsets, interactive gaming devices, digital pens and advanced universal remote controls. The total market capitalization of Logitech as of June 6, 2007 is $4.75 billion.

- Amgen (NASDAQ: AMGN; S&P: A+) is the Subject's second largest tenant, occupying all 127,887 square feet of Building A and 3,499 square feet of Building B (total 42.7% of NRA). Amgen currently pays an above market blended rent for their space ($41.97/SF; Lease Exp. 4/30/2011), having leased portions of the building from May 2001 through April 2003 when market rents were fluctuating. The underwritten cash flow marked Amgen's rent down to $30.00/SF, which is considered market rent. Building A is built out for biotech use and contains several lab areas, which consist of painted, finished sheet rock walls with acoustic tile ceilings, drop-in light fixtures, and welded sheet vinyl floors. The lab space has multiple dedicated air-handling units located on a mezzanine area above the lab and support areas, and dedicated split HVAC system for 24-hour computer room cooling.

- Amgen, the world's largest biotechnology company, engages in the discovery, development, manufacture, and marketing of human therapeutics based on advances in cellular and molecular biology. The company offers human therapeutic products in the areas of inflammation, nephrology, and supportive cancer care. Amgen has annual revenues of $13 billion and an enterprise value of $81 billion. Standards & Poor's has a credit rating for Amgen of A+ and an outlook of stable. The total market capitalization of Amgen as of June 6, 2007 was $66.6 billion.

- Infosys Technologies (NASDAQ: INFY, S&P: BBB) occupies the remaining 32,000 square feet of Building D (10.4% of NRA). Infosys currently has 2.5 years remaining on its lease, expiring January 2010. The tenant pays $12.99/SF NNN annually which is below market rent for this R&D space, which is estimated at $15.00/SF NNN. Infosys Technologies Limited, with 52,000 employees in over 30 offices worldwide, provides various services including consulting, custom application development, software reengineering, systems integration, engineering services, and infrastructure management services. The company also offers software products to the banking industry. Infosys, through its subsidiary, Progeon, provides business process management services, such as offsite customer relationship management, finance and accounting, and administration and sales order processing. Infosys has its headquarters in Bangalore, India, but uses the Subject as its U.S. headquarters. Standards & Poor's has a credit rating for Infosys of BBB and an outlook of stable.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

THE MARKET

- The Biotechnology industry is the fastest growing economic and fiscal sector of U.S. industry and is expected to maintain its pace, which should raise demand for R&D space. According to Ernst and Young, the U.S. biotech industry has already created more than 437,000 jobs and had a $47 billion dollar impact on the economy. The Bay Area is home to leading bio-tech companies such as Genentech, Amgen, Chiron, Gilead Sciences, Bayer, Berlex, Applied Biosystems, Exelixis and Genencor. According to BayBio, an advocacy group for San Francisco Bay Area's bioscience community, the Bay Area boasts the biggest concentration of biotech firms, the best venture capital network, and some of the brightest research institutes in the world. The region has a wealth of first-tier life science research and medical care institutions. In addition, a comprehensive bio-specific financial, legal and accounting service industry is locally available.

- The Subject is located in Fremont, Alameda County, California. Alameda County is one of nine counties that make up the San Francisco Bay Area. It is bordered by the San Francisco Bay to the west; Contra Costa County to the north; San Joaquin County to the east; and Santa Clara County to the south.

- Fremont is located near the area's major employment hubs, San Jose, Oakland and San Francisco. Fremont exhibits economic and market characteristics similar to other communities in Silicon Valley. Fremont's economy is expected to continue to experience positive expansion and adequate demand in the short term. The Alameda County mean household income in 2000 was $79,500 and is projected to reach $83,400 by 2010, representing an average annual growth of 1%. Mean household income in the City of Fremont was $101,600 in 2000 and is projected to reach $106,500 by 2010, representing an average annual growth on pace with the county.

- The 2006 population within a 1, 3, and 5-mile radius of the Subject is 12,634, 132,415, and 248,493, with growth rates from 2006-2011 expected at 2.30%, 0.94%, and 2.16% respectively. Average estimated household income in 2006 within a 1, 3, and 5-mile radius of the Subject is $109,429, $99,093, and $97,713 respectively. The neighborhood is roughly 90% developed.

- The appraiser identified seven properties in the greater Bay Area with recent leasing activity. Of the comparables, four are office/R&D properties with rents ranging from $13.80 to $18.00/SF. Additionally, there are three biotech spaces with rents ranging from $28.20 to $42.00/SF, which is in line with the current rent for the space at the Subject occupied by Amgen. Based on the comparables and discussions with local brokers, the appraiser concluded market rent for office/R&D space of $15.00/SF and market rent for biotech space of $30.00/SF. For underwriting purposes, the current Amgen rent was marked down to the appraiser's market estimate.

THE SPONSOR

- The sponsor, Digital Realty Trust, Inc. (NYSE: DLR) is traded on the New York Stock Exchange and has a total enterprise market value of $2.5 billion. Through its operating partnerships, DLR owns, acquires, repositions and manages technology-related real estate. DLR's 50 properties have applications critical to the day-to-day operations of technology-industry tenants and corporate enterprise data-center tenants. DLR's property portfolio, comprised of approximately 10.3 million square feet including 1.2 million square feet of space held for redevelopment, is located in the United States, Europe and Canada. The non-recourse, carve-out guarantor is Digital Realty Trust, LP with a net worth of $639 million, with $25 million in cash.

THE MANAGEMENT

- CB Richard Ellis Group, Inc. (NYSE:CBG), an S&P 500 company headquartered in Los Angeles, California, currently manages the Subject. The company is the world's largest commercial real estate services firm based on 2005 revenue. With approximately 21,000 employees, the Company serves real estate owners, investors and occupiers through more than 200 offices worldwide

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

(excluding affiliate and partner offices). CB Richard Ellis offers strategic advice and execution for property sales and leasing; corporate services; property, facilities and project management; mortgage banking; appraisal and valuation; development services; investment management; research and consulting.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1,2)

         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   % OF TOTAL BASE RENTAL   CUMULATIVE % OF TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING      REVENUES ROLLING            REVENUES ROLLING
 2010          1             $12.99            10.4%            10.4%                5.1%                        5.1%
 2011          1             $41.97            42.7%            53.1%               68.2%                       73.3%
 2013          1             $14.97            46.9%           100.0%               26.7%                      100.0%
Vacant       N/A                N/A             N/A              N/A                 N/A                         N/A

(1)  Data based on rent roll dated May 31, 2006.

(2)  Data reflects rent bumps through June 11, 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                  520 BROADWAY
                        [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $51,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $51,000,000
FIRST PAYMENT DATE:                  May 11, 2007
MORTGAGE INTEREST RATE:              5.5680% per annum
AMORTIZATION TERM:                   Interest-only (2)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       April 11, 2012
MATURITY/ARD BALANCE:                $51,000,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/Yield Maintenance until the date
                                     that is two (2)  months prior to the
                                     Maturity Date.
LOAN PER SF(1):                      $457
UP-FRONT RESERVES:                   Interest Reserve:            $900,000(3)
ONGOING RESERVES:                    Tax and Insurance Reserve:   Springing(4)
                                     Replacement Reserve:         Springing(5)
                                     TI/LC Reserve:               Springing(6)
LOCKBOX:                             Hard
SUBORDINATE FINANCING:               None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset
PROPERTY TYPE:                       Office
PROPERTY SUB-TYPE:                   Central Business District
LOCATION:                            Santa Monica, California
YEAR BUILT/RENOVATED:                1981/2003
SQUARE FEET:                         111,583
OCCUPANCY AT U/W(7):                 100%
OWNERSHIP INTEREST:                  Fee

MAJOR TENANT(S)                       NRSF    % OF TOTAL NRSF   LEASE EXPIRATION
----------------------------------   ------   ---------------   ----------------
Four Media                           22,526        20.2%           09/30/2012
Diversified Mercury                  16,762        15.0%           04/30/2010
Premier Business Centres             12,865        11.5%           03/08/2016

PROPERTY MANAGEMENT:                 The Muller Company

                                     12/31/2005   12/31/2006       U/W
                                     ----------   ----------   ----------
NET OPERATING INCOME:                $1,740,824   $1,891,350   $3,617,713
NET CASH FLOW:                                                 $3,455,427
DSCR:                                                                1.20x
APPRAISED VALUE:                     $75,000,000
APPRAISAL DATE:                      March 15, 2007
CUT-OFF DATE LTV RATIO(1):           68.0%
MATURITY/ARD LTV RATIO:              68.0%

(1)  Based on the June 2007 cut-off date principal balance.

(2)  The 520 Broadway Loan is interest-only for its entire term.

(3) The interest reserve was established at closing to cover monthly shortfalls in debt service payments and, if at any time, the interest reserve balance is less than $300,000, the borrower is obligated to replenish the reserve to $900,000. The balance in the interest reserve account is released to the borrower if a debt service coverage ratio of 1.20x for the trailing six month period is achieved. Unless the interest reserve has been released by satisfying the debt service coverage test, on April 1 of each year, the borrower must replenish the interest reserve balance to $900,000.

(4) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies; provided, however, that so long as the borrower is owned and controlled by BlackRock Diamond Property Fund, L.P., BlackRock Realty Advisors, Inc. or certain other related parties thereto, as set forth in the loan documents (a "BlackRock Controlled Person"), such reserve is waived.

(5) The borrower is required to deposit $2,333 per month into a replacement reserve to fund ongoing repairs and replacements; provided, however, that so long as the borrower is owned and controlled by a BlackRock Controlled Person, such reserve is waived.

(6) The borrower is required to deposit $11,667 per month into a tenant improvement and leasing commissions' reserve; provided, however, that so long as the borrower is owned and controlled by a BlackRock Controlled Person, such reserve is waived.

(7)  Based on the April 1, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

THE PROPERTY

- 520 Broadway (the "Subject") is a 6-story, Class A office building totaling 111,583 square feet and a four level subterranean parking garage. The Subject is situated on 0.69 acre parcel at the southeast corner of Broadway and 6th Street in downtown Santa Monica, California. Originally constructed in 1981, the Subject underwent improvements in 2003 to common area finishes and the main lobby. The building features flexible saw tooth floor plates with multiple tenant balconies per floor and unobstructed views of the Pacific Ocean and the neighboring countryside. The Subject is currently 100% occupied by a total of 12 tenants. Suites range in size from 1,479 to 20,159 square feet, with an average of 5,545 square feet. Current rental rates range from $31.20 to $44.76/SF with an average of $37.07/SF. Four levels of underground parking are located beneath the building, with a total of 358 spaces, or 3.2 spaces per 1,000 square feet.

- Four Media Company (Ascent) is the largest tenant occupying 22,526 square feet (20% of NRA) at $37.56/SF through September 2012. Ascent Media provides post production sound and video services to film and TV companies. Its sound services include music recording, sound editing, and the mixing of dialogue, music, and sound effects. Its video services include film-video transfer, visual effects and graphics, videotape editing, and mastering and duplication of videotape and DVD formats. The company has 15 Academy Awards for best sound and technical achievement. The property serves as the company's headquarters.

- Diversified Mercury is the second largest tenant occupying 16,762 square feet (15% of NRA) at $33.47/SF through April 2010. Diversified Mercury, doing business as Mercury Media, is the largest privately-owned, full-service direct response media agency in the country. The company was founded in 1989 and has over 70 employees at the subject, which serves as its headquarters.

- Premier Business Centres is the third largest tenant occupying 12,865 square feet (12% of NRA) at $34.31/SF through March 2016. Premier Business Centres is a leading national operator of executive office centers in the U.S., providing businesses with professionally staffed office space on a full or part time basis. Premier's services were designed to eliminate the distractions and time consuming business decisions such as office administration and equipment leases. The company has established over 50 executive suites in California, Texas and Washington.

THE MARKET

- The Subject is located in the City of Santa Monica, 15 miles west of Los Angeles. Santa Monica is well connected by freeway systems to all other major employment and entertainment centers in Los Angeles County. Santa Monica is bounded on three sides by the City of Los Angeles with the Pacific Ocean to the west. The city borders the prestigious communities of Pacific Palisades and Brentwood to the north, West Los Angeles to the east, and Mar Vista and Venice beach to the south. Santa Monica is generally characterized as an established, coastal community with a diverse mix of uses including residential, commercial and industrial.

- Santa Monica is a supply constrained market, with no major redevelopment sites available and very few small scale development prospects remaining. Due to lack of available land, government restrictions, and very high costs for new construction, Santa Monica has significant barriers to entry and limited development opportunities. There are currently restrictions in place that limit building height to four stories or less, making the Subject one of the few buildings in this market that exceed this height, accounting for strong ocean views on higher floors.

- According to REIS, the Subject is located in the Los Angeles office market and the Santa Monica submarket. As of 1Q2007, the Los Angeles Submarket contained 2,041 properties comprised of 196,998,000 square feet. Average asking rents in the Los Angeles Market for the same period was $29.99/SF with a vacancy rate of 9.3%. The Santa Monica submarket consists of 115 properties with 7,678,000 square feet. The submarket has experienced an increase in asking rents over the past three years, with asking rents of $33.44, $36.28, and $42.18 for the years ended 2004, 2005, and 2006, respectively. The submarket continued this

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     positive growth for the period ending 1Q2007, achieving average asking rents of $44.79. Vacancy for the same period was 4.8%. With limited supply and limitations on new development, the Santa Monica submarket is expected to capitalize on its desirable location, maintain stable vacancy rates and continue rent growth into the future.

THE SPONSOR

- The sponsor is BlackRock Diamond Property Fund ("BDP"). BDP is internally managed by BlackRock Realty Advisors ("BlackRock Realty") and was established in 2005 as a diversified co-mingled real estate investment trust that currently holds 18 investments with a gross market value of $1.1 billion. BlackRock Realty is part of BlackRock, Inc. (NYSE: BLK), an institutional asset manager with $1.1 trillion of assets under management as of December 30, 2006. BlackRock was founded in 1988 and is headquartered in New York, New York. As of December 31, 2006, BlackRock reported revenues of $2.10 billion, EBITDA of $890.4 million and net income of $322.6 million. BDP's investment objective is to seek current income and capital appreciation from a portfolio of equity real estate assets while preserving capital. Through its different accounts, BlackRock Realty manages and owns over 5.6 million square feet of office, 29,000 apartment units, and 2.8 million square feet of retail.

THE MANAGEMENT

- The Subject is managed by The Muller Company ("TMC"). TMC was formed in 1979 and is a privately-held, full-service real estate development, management, and investment company. TMC has acquired and managed a diverse portfolio of over 12 million square feet of commercial, industrial, and retail real estate throughout the western United States with a combined value of over $2.5 billion. TMC's property management services include lease negotiations, construction management, forecasting, financial reporting, CAM reconciliations, and vendor management. Over one-half of the managers at TMC have professional designations through BOMA or IREM. TMC's corporate office is located in Laguna Beach, California, with field offices in San Jose, Los Angeles, Riverside, San Diego, Orange County, and Phoenix, Arizona.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                                                                           % OF TOTAL BASE   CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING       ROLLING       REVENUES ROLLING
  MTM         1              $36.00             0.1%             0.1%            0.1%               0.1%
 2007         2              $32.29            13.3%            13.4%           11.7%              11.8%
 2009         2              $37.83             8.2%            21.5%            8.4%              20.2%
 2010         2              $33.73            15.0%            36.6%           13.8%              34.0%
 2011         2              $46.00             2.9%            39.5%            3.7%              37.7%
 2012         3              $37.21            30.5%            70.0%           30.9%              68.6%
 2013         1              $40.79            10.0%            80.0%           11.1%              79.7%
 2016         1              $34.31            11.5%            91.5%           10.8%              90.5%
 2017         1              $43.97             7.9%            99.5%            9.5%             100.0%
Vacant       N/A               N/A              0.5%           100.0%            N/A                N/A

(1)  Data based on rent roll dated April 1, 2007.

(2) Data does not include 96 square feet of storage area for building supplies that has no rent attributed to it.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                 WEDGEWOOD SOUTH

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $50,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $50,000,000
FIRST PAYMENT DATE:                  May 11, 2007
MORTGAGE INTEREST RATE:              5.5800% per annum
AMORTIZATION TERM:                   Interest-only(2)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       June 11, 2017
MATURITY/ARD BALANCE:                $50,000,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/Yield Maintenance until the date
                                     that is three (3) months prior to the
                                     Maturity Date.
LOAN PER SF(2):                      $108
UP-FRONT RESERVES:                   TI/LC Reserve:                $300,000(3)
ONGOING RESERVES:                    Tax and Insurance Reserve:         Yes(4)
                                     Replacement Reserve:         Springing(5)
                                     TI/LC Reserve:                     Yes(6)
                                     Excess Cash Flow Reserve:    Springing(7)
LOCKBOX:                             Hard
SUBORDINATE FINANCING:               None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset
PROPERTY TYPE:                       Industrial
PROPERTY SUB-TYPE:                   N/A
LOCATION:                            Frederick, Maryland
YEAR BUILT/RENOVATED:                2005/2006
SQUARE FEET:                         463,846
OCCUPANCY AT U/W(8):                 100%
OWNERSHIP INTEREST:                  Fee

MAJOR TENANT(S)                NRSF    % OF TOTAL NRSF   LEASE EXPIRATION
---------------              -------   ---------------   ----------------
FEMA                         229,459        49.5%           01/31/2016
USAMMA                        84,261        18.2%           11/30/2011
Rockville Mailing Services    60,126        13.0%           05/30/2015

PROPERTY MANAGEMENT:                 Matan Property Management, Inc.

                             12/31/2005   12/31/2006   12/31/2007       U/W
                             ----------   ----------   ----------   ----------
NET OPERATING INCOME:         $591,074    $2,858,196   $3,162,728   $3,748,168
NET CASH FLOW:                                                      $3,479,473
U/W DSCR:                                                                1.23x
APPRAISED VALUE:                     $63,700,000
APPRAISAL DATE:                      March 9, 2007
CUT-OFF DATE LTV RATIO(1):           78.5%
MATURITY/ARD LTV RATIO:              78.5%

(1)  Based on the June 2007 cut-off date principal balance.

(2)  The Wedgewood South Loan is interest-only for its entire term.

(3) The TI/LC reserve was established at closing to fund tenant improvement and leasing commission obligations.

(4) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies.

(5) Commencing on the payment date occurring in April, 2011, the borrower is required to deposit $3,865 per month into a replacement reserve to fund ongoing repairs and replacements.

(6) The borrower is required to deposit $5,798 per month into a rollover reserve to fund ongoing tenant improvement and leasing commissions.

(7) Upon the earlier of (i) the receipt of notice from FEMA of its intent to terminate its lease and (ii) July 11, 2015 (unless, prior to such date, the borrower has delivered satisfactory evidence that FEMA has exercised its renewal option for its premises) and until the borrower delivers a letter of credit pursuant to the loan documents, the lender receives satisfactory evidence that FEMA has exercised its renewal option or the space currently occupied by FEMA is leased to a lender approved tenant, all excess cash flow is required to be deposited into a reserve with the lender.

(8)  Based on the March 1, 2007 rent roll.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

THE PROPERTY

- Wedgewood South ("Wedgewood" or the "Subject") is an industrial property located in Frederick, MD. The site is composed of three single-story buildings on two adjacent parcels totaling 26.98 acres. Wedgewood is located 3.5 miles south of the convergence of I-70, I-270, US-15, US-340 and MD-85, which feed the Baltimore and Washington, D.C. areas, each approximately 40 miles from the Subject.

- Wedgewood was recently constructed in 2005 and 2006 for approximately $35.0 million, or $76/SF. The three buildings total 463,846 square feet of net rentable area with 30-foot clear ceiling heights. Of the total net rentable area, 59,600 square feet, or 12.9%, is finished office space. The property also includes 77 dock-high loading docks and 494 surface parking spaces.

- As of year end 2006, the Subject was 100% occupied by five tenants. The average in-place rent is $8.61/SF with modified net and triple net leases. Two tenants are investment grade occupying 67.6% of net rentable area (Federal Emergency Management Agency: 49.5% NRA; $9.08/SF; Lease Exp. 1/31/2016, United States Army Medical Material Agency: 18.2% NRA; $10.06/SF; Lease Exp. 11/30/2011). The tenants currently use the space for processing, warehousing and distributing.

- Federal Emergency Management Agency ("FEMA") (49.5% NRA; $9.08/SF; Lease Exp. 1/31/2016) is the largest tenant and occupies Building #3 totaling 229,459 square feet. FEMA (S&P: AAA) has occupied the space since February 2006 and is subject to a rent step in 2011 to $9.33/SF. FEMA uses the space as a warehouse containing tents, generators, prepared meals, vehicles, cots and other various emergency response supplies. Of the total space, 22,000 square feet has been finished as office space for approximately 60 employees. This site serves the national capital area and is one of only six other facilities in the country.

- FEMA is an agency of the US Department of Homeland Security within the Emergency Preparedness and Response Directorate. Its purpose is to coordinate the response to disasters in the United States that overwhelm local and state resources. In addition, the agency provides these local and state authorities with expertise in specialized areas and funding for rebuilding efforts, relief funds and low interest loans to individuals and businesses in conjunction with the Small Business Administration. Finally, FEMA assists in the training of response personnel in the United States as part of the preparedness effort. The agency currently employs more than 2,600 full-time employees at the headquarters in Washington, D.C. and in various regional offices.

- United States Army Medical Material Agency ("USAMMA") (18.2% NRA; $10.06/SF; Lease Exp. 11/30/2011) is the second largest tenant occupying all of Building #2 totaling 84,261 square feet. USAMMA (S&P: AAA) has occupied the space since December 2006. USAMMA is an agency of the Department of Defense responsible for the procurement and distribution of medical supplies for the military. Primarily, this site is a storage facility for supplies for a temporary army hospital, but the space is finished with an office area as well totaling 18,000 square feet, or 21% of the USAMMA space.

- Rockville Mailing Service ("Rockville" or "RMS") (13.0% NRA; $7.32/SF; Lease Exp. 5/3/2015) is the third largest tenant and occupies 60,126 square feet of Building #1. Rockville has occupied its space since June 2005 and is subject to 3% annual rent steps throughout its lease term. RMS is one of the largest producers of direct mailings in the mid-Atlantic region, processing and mailing an average of five million pieces each week. Founded in 1976, Rockville has developed its expertise over almost 30 years in the direct mail industry. The company recently added a new division, CustomPak, and it can now produce and mail any type of product. RMS chose this site for its headquarters when it consolidated from five buildings in Frederick. Rockville now has 75 full time employees and supports a United States Post Office onsite to facilitate the distribution of its large volume of mail.

THE MARKET

- The Subject is located in the City of Frederick, which serves as the county seat for Frederick County. The county is located in central western Maryland and is the largest county in the Washington, D.C. MSA, as well as Maryland's fastest growing county. The economy in the area is largely driven by government offices, military and related government contracting, commercial

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

     businesses, nonprofit organizations and tourism. Approximately 34% of the region's work force is employed by the service sector and 20% is employed by the government. According to the U.S. Bureau of Labor Statistics for the year end 2006, the unemployment rate in the Washington MSA was 2.9%, below the rate for the state of Maryland at 3.9% and the rate for the nation as a whole at 4.5%. The area continues to grow, and in the last year, employment increased 2.2%.

- The property is located on the Western side of Maryland Route 85, also known as Buckeystown Pike, just 1.5 miles northwest of I-270, which accesses Washington D.C., and 5.5 miles north of I-70, which accesses Baltimore. In the immediate area, surrounding land uses include industrial development as well as small retail outlets along the major arteries, lighter industrial and commercial developments and residential communities on the interior roads. According to CoStar, as of year end 2006, the Washington, D.C. industrial market totaled 182.2 million square feet across 4,346 buildings. Flex space represented 33.6% of the market, while warehouse represented 66.4% of the market. The Frederick County submarket comprises 6.5% of overall industrial space in this market, totaling 11.9 million square feet in 244 buildings with slightly more flex space relative to warehouse than the overall market. Additionally, as of year end 2006, vacancy for the Washington, D.C. industrial market was 9.4%, slightly lower than the third quarter, with flex space vacancy at 12.7% and warehouse space vacancy at 7.7%.

- The appraiser identified five comparable properties in the surrounding area with recent leasing activity. The buildings were constructed between 1896 and 2006 with one scheduled for completion in 2008 and all are single-story warehouse space within a 27-mile radius. Recent leases at the comparables have rents ranging from $7.40/SF to $12.50/SF on a triple net basis. For year end 2006, CoStar reported an average rent for the market of $9.21/SF. To reflect the most accurate market conditions for the Subject, the appraiser identified twelve properties in the immediate area. Across those properties, there is an 0.11% vacancy rate, while CoStar reported that the submarket had flex space vacancy of 13.2% and warehouse space vacancy of 12.5%, which highlights the superior location of Wedgewood.

THE SPONSOR

- The borrower is an entity controlled by the Matan Companies ("Matan"). Matan acquired the site as two adjacent, vacant land parcels in 2004 for approximately $4.7 million and completed the improvements in 2005 and 2006. After twelve years as a full-service real estate firm, the company's portfolio now includes 28 properties comprised of 41 buildings, which total
     3.5 million square feet and are leased to 252 tenants. The president, Mark Matan, has been responsible for repositioning the portfolio from class A-and B+ real estate to class A assets in selective markets, including North Carolina, Connecticut, and the Washington-Baltimore region. He is a native of Frederick and has spent most of his real estate career working in the area. Mark Matan is the carve-out guarantor for this transaction and has approximately $66.7 million in net worth and $7.5 million in liquid assets.

THE MANAGEMENT

- The Matan Companies will also manage Wedgewood. The property is situated across the street from their corporate headquarters allowing for superior maintenance, tenant satisfaction and upkeep of the property. Matan has a strong leasing division and manages the rent rolls for all of its properties internally reflecting its active approach to leasing. Historically, Matan's properties operate at vacancies substantially below the current market. While this region's current vacancy rates range from approximately 9% to 12%, the company's portfolio has an overall vacancy rate of 5.2%. In addition to property management and leasing, Matan is involved in the acquisition, financing, development, asset management, full reporting functions and tax preparation for its own portfolio of real estate assets. The company currently has 50 employees at its three offices in the Frederick area responsible for the performance of the Matan Companies and its assets.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

LEASE ROLLOVER SCHEDULE (1)

                                                                           % OF TOTAL BASE    CUMULATIVE % OF
         # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SF    CUMULATIVE %   RENTAL REVENUES     TOTAL RENTAL
 YEAR      ROLLING       PER SF ROLLING       ROLLING      OF SF ROLLING      ROLLING        REVENUES ROLLING
  2009         1             $ 6.66             12.9%           12.9%            10.0%              10.0%
  2011         1             $10.06             18.2%           31.1%            21.3%              31.3%
  2013         1             $ 7.16              6.5%           37.6%             5.4%              36.7%
  2015         1             $ 7.32             13.0%           50.5%            11.0%              47.7%
  2016         1             $ 9.08             49.5%          100.0%            52.3%             100.0%
Vacant       N/A                N/A              N/A             N/A              N/A                N/A

(1)  Data based on rent roll dated March 1, 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                          COURTYARD SAN DIEGO DOWNTOWN

                         [PLACEHOLDER FOR PHOTO AND MAP]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE:          $46,000,000
CUT-OFF DATE PRINCIPAL BALANCE(1):   $46,000,000
FIRST PAYMENT DATE:                  July 11, 2007
MORTGAGE INTEREST RATE:              5.6490% per annum
AMORTIZATION TERM:                   Interest-only(2)
HYPERAMORTIZATION:                   N/A
ARD DATE:                            N/A
MATURITY DATE:                       June 11, 2012
MATURITY/ARD BALANCE:                $46,000,000
INTEREST CALCULATION:                Actual/360
CALL PROTECTION:                     Lockout/Yield Maintenance until the date
                                     that is six (6) months prior to the
                                     Maturity Date.(3)
LOAN PER ROOM(1):                    $187,755
UP-FRONT RESERVES:                   Engineering Reserve:         $1,100,000(4)
ONGOING RESERVES:                    Tax and Insurance Reserve:    Springing(5)
                                     FF&E Reserve:                 Springing(6)
LOCKBOX:                             Hard
SUBORDINATE FINANCING:               None(7)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:              Single Asset
PROPERTY TYPE:                       Hotel
PROPERTY SUB-TYPE:                   Full Service
LOCATION:                            San Diego, California
YEAR BUILT/RENOVATED:                1928/2006
ROOMS:                               245
OCCUPANCY AT U/W:                    83%
OWNERSHIP INTEREST:                  Fee
PROPERTY MANAGEMENT:                 Sage Client 406, LLC

                        12/31/2005   12/31/2006    2/28/2007       U/W
                        ----------   ----------    ---------   ----------
NET OPERATING INCOME:   $4,244,828   $5,041,583   $5,016,691   $4,850,656
NET CASH FLOW:                                                 $4,274,793
DSCR:                                                               1.62x
APPRAISED VALUE:                     $68,000,000
APPRAISAL DATE:                      April 1, 2007
CUT-OFF DATE LTV RATIO(1):           67.6%
MATURITY/ARD LTV RATIO:              67.6%

(1)  Based on the June 2007 cut-off date principal balance.

(2)  The Courtyard San Diego Downtown Loan is interest-only for its entire term.

(3) In addition to the option to prepay with Yield Maintenance, the borrower has the option to defease at any time after the date which is two years from the "startup day" of the trust.

(4) The engineering reserve was established at closing to fund immediate repairs. The borrower has the option of replacing the engineering reserve with a letter of credit.

(5) The borrower's obligation to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes prior to their respective due dates and (b) pay insurance premiums prior to the expiration of the related policies is suspended unless and until the trailing 12-month debt service coverage ratio falls below 1.15x.

(6) An FF&E reserve has been established by the master tenant and is held by the property manager. In the event that the operating lease or management agreement is ever terminated and a replacement thereof does not require such FF&E reserve or deposits of 4.0% gross revenues into an FF&E reserve, borrower shall establish an FF&E reserve with lender, depositing 4.0% of gross revenues into such reserve.

(7) Future mezzanine debt is permitted subject to conditions set forth in the loan documents.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                             Additional Information

THE PROPERTY

- The Courtyard San Diego Downtown (the "Subject") is a 15-story, 245-room, full-service hotel located at 530 Broadway in downtown San Diego, California. The Subject was originally opened in 1928 as the San Diego Trust & Savings Bank. In 1999, the property was converted to the present day Subject, a 245-unit Courtyard by Marriott hotel. The Subject underwent a Marriott mandated six-year refresh renovation in 2006 that was completed in March 2007. The total of these expenditures was approximately $900,000 or $3,673 per key. The extensive renovation included the addition of a Market and Business Center, an update of the exercise room with brand new equipment, the installation of new audio visual equipment in the meeting rooms and repainting and carpeting in guestroom corridors. The management also completed several upgrades in the guestrooms: bedding, curved shower curtain rods, new shower heads, and lamp shades. Furthermore in December 2006, management started replacing couches, ottomans, desk chairs, and some of the guestroom carpets; updating the artwork frames; and touching up the case goods.

- The Subject has achieved positive growth in occupancy, ADR, and RevPAR since 2005. The Subject had a 2005 occupancy of 81.9%, which increased to 83.3% for the T-12 ended February 2007. Similarly, ADR increased 9.7% from $145.11 in 2005 to $159.19 for the T-12 ended February 2007. The increase in both occupancy and ADR resulted in an increased RevPAR of 11.6% from $118.84 in 2005 to $132.63 for T-12 ended February 2007.

THE MARKET

- The Subject's competitive set, comprised of eight hotels including the Subject, totals 3,094 rooms and ranges in size from 245 at the Subject to 600 rooms. In 2006, the competitive set achieved an overall occupancy of 79.0% and an ADR of $178.09, yielding a RevPAR of $140.64 compared to the Subject's 82.7% occupancy at an average rate of $157.87, yielding RevPAR of $130.56. The Subject led the market in terms of occupancy due to its strong brand affiliation. The recent extensive renovations are expected to help the Subject gain market share in occupancy, ADR, and RevPAR, and help the Subject continue its positive growth pattern since 2005.

- The subject site is located in San Diego, California in the neighborhood known as the Gaslamp Quarter. The Gaslamp Quarter is a restored historical area of the city which includes a variety of commercial, retail, industrial, residential, and hotel uses. San Diego's Gaslamp Quarter has evolved into one of the city's most popular neighborhoods. San Diego's temperate climate, ocean-side location, and numerous tourist attractions have made the city a popular destination. The hotel is situated next to a number of the area's primary demand generators. The San Diego Convention Center, roughly 0.8 miles southwest of the subject property in downtown San Diego, is a 2,618,190 square-foot facility that accommodates groups from 3,000 to 10,000 attendees. Since opening in 1989, the San Diego Convention Center has drawn millions of convention delegates into the city and has generated billions of dollars in economic benefits for the San Diego region. In addition, nearby attractions include the Gaslamp District, an area known for its historic buildings, Horton Plaza, Sea World, San Diego Zoo, Coronado Island, LEGOLAND, Petco Park and Qualcomm Stadium. Several national events have brought San Diego into the spotlight including the America's Cup in 1994-1995, the Republican National Convention in August 1996, and the Super Bowl, which was held in January 1998 and again in January 2003.

THE SPONSOR

- The borrower ("Borrower") is Urban Heritage San Diego Hotel LLC, an existing Delaware limited liability company. The entity is 90% owned by the Commingled Pension Trust Fund (Special Situation Property) of JP Morgan Chase Bank, NA ("JPM Fund") and 10% owned by an affiliate of Sage Hexagon Holdings, LLC ("Sage"). The Borrower is sponsored by an institutional partnership led by one of the nation's most well-respected real estate owner/developers, JPMorgan Asset Management Inc. JPMorgan Asset Management Inc. is a global asset management leader responsible for more than $898 billion in assets under management, including $41.1 billion in real estate under management.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

THE MANAGEMENT

- An affiliate of Sage Hospitality Resources, LLC ("Sage Hospitality") manages the Subject. Sage Hospitality is one of the leading hotel management and development companies in the United States. Sage Hospitality was founded in 1984 in Denver, Colorado and has managed over 400 hotels. Sage Hospitality manages a portfolio of over 50 hotels in 22 states, which includes 9,548 guest rooms and over 165,000 square feet of meeting space. Sage typically owns sliver equity in each deal (roughly 10% - 20%). Sage specializes in Marriott branded hotels (22 hotels under management), but also has strong relationships with Starwood (6 hotels under management) and Hilton (7 hotels under management).

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

HOTEL OPERATING PERFORMANCE SCHEDULE

  YEAR     OCCUPANCY     ADR      REVPAR

   U/W       83.3%     $159.19   $132.61
T-12 (1)     83.3%     $159.19   $132.61
  2006       82.7%     $157.87   $130.56
  2005       81.9%     $145.11   $118.85

(1)  Data based on the trailing twelve months ended February 28, 2007.

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

                           [INTENTIONALLY LEFT BLANK]

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CREDIT SUISSE

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                        PHONE           FAX       E-MAIL
BARRY POLEN
MANAGING DIRECTOR          212.325.3295   212.325.8104   barry.polen@credit-suisse.com

KEN RIVKIN
MANAGING DIRECTOR          212.538.8737   212.743.4762   ken.rivkin@credit-suisse.com

CHRIS ANDERSON
MANAGING DIRECTOR          212.325.3295   212.743.4790   chris.anderson@credit-suisse.com

ANDREW WINER
DIRECTOR                   212.325.3295   212.743.4521   andrew.winer@credit-suisse.com

DEREK BARCELONA
DIRECTOR                   212.325.2648   212.743.5830   derek.barcelona@credit-suisse.com

JASON FRUCHTMAN
VICE PRESIDENT             212.325.3492   212.743.4827   jason.fruchtman@credit-suisse.com

GLEN JACKWICZ
ASSISTANT VICE PRESIDENT   212.538.7172   917.326.3142   glen.jackwicz@credit-suisse.com


WILLIAM CUMBY
ASSOCIATE                  212.325.3295   212.743.4723   william.cumby@credit-suisse.com

                               STRUCTURED FINANCE

CONTACT                        PHONE           FAX       E-MAIL
JEFFREY ALTABEF
MANAGING DIRECTOR          212.325.5584   212.743.5227   jeffrey.altabef@credit-suisse.com

REESE MASON
MANAGING DIRECTOR          212.325.8661   212.743.3416   reese.mason@credit-suisse.com

WALDEN WONG
VICE PRESIDENT             212.325.0823   212.935.8853   walden.wong@credit-suisse.com

NICHOLAS DIAMOND
ASSOCIATE                  212.538.1808   212.326.7874   nicholas.diamond@credit-suisse.com

SEEFAT SAYEED
ANALYST                    212.538.2232   212.322.0902   seefat.sayeed@credit-suisse.com

MICHAEL COSTELLO
ANALYST                    212.538.2215   212.322.0903   michael.costello@credit-suisse.com

JOSEPH TURILLI
ANALYST                    212.325.0114   212.743.4181   joseph.turilli@credit-suisse.com

AUDREY HUZENIS
ANALYST                    212.538.0565   212.325.8253   audrey.huzenis@credit-suisse.com


JOEL MONTANIEL
ANALYST                    212.538.0538   212.325.8253   joel.montaniel@credit-suisse.com

You have requested that Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., RBS Greenwich Capital and Banc of America Securities LLC (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This Free Writing Prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.